UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09729
Name of Fund:
iShares Trust
Fund Address:  c/o BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105
Name and address of agent for service:  The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801

Registrant's telephone number, including area code:
(415) 670-2000
Date of fiscal year end:
4/30/2025
Date of reporting period:
4/30/2025

Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares Environmentally Aware Real Estate ETF
ERET | NASDAQ
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares Environmentally Aware Real Estate ETF (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Environmentally Aware Real Estate ETF	$32	0.30%
How did the Fund perform last year?
  For the reporting period ended April 30, 2025, the Fund returned 12.34%.
  For the same period, the FTSE All-World Index returned 12.00% and the FTSE EPRA Nareit Developed Green Target Index returned 11.39%.
What contributed to performance?
During the reporting period, real estate investment trusts (“REITs”) in the United States were the largest drivers of the Fund’s return, supported by solid economic growth, attractive dividend yields and as the U.S. Federal Reserve began to lower interest rates. Buoyed by an aging population, healthcare REITs were significant contributors to performance, as increasing demand for senior living and long-term healthcare facilities drove occupancy growth. Specialized REITs, which include data center REITs, were also material contributors. These facilities are purpose-built to support the massive computational and storage needs of artificial intelligence (“AI”), cloud computing, and digital services, making them critical infrastructure as AI adoption accelerates. Retail REITs gained amid increased consumer spending, while multi-family residential REITs were supported by recovering rent growth, favorable demographics, steady labor markets, and the high cost of homeownership, which made renting more attractive.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: November 15, 2022 through April 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	12.34%	5.09%
FTSE All-World Index	12.00	14.57
FTSE EPRA Nareit Developed Green Target Index	11.39	4.55
Key Fund statistics
Net Assets	$9,313,090
Number of Portfolio Holdings	350
Net Investment Advisory Fees	$28,226
Portfolio Turnover Rate	28%
The Fund has added the FTSE All-World Index in response to new regulatory requirements.
The inception date of the Fund was November 15, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Retail REITs	18.0%
Industrial REITs	13.0%
Health Care REITs	9.9%
Multi-Family Residential REITs	9.4%
Real Estate Operating Companies	8.0%
Office REITs	6.7%
Data Center REITs	6.6%
Diversified REITs	6.5%
Self Storage REITs	6.3%
Diversified Real Estate Activities	5.2%
Other*	10.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	62.5%
Japan	9.7%
Australia	5.1%
United Kingdom	4.4%
Singapore	3.0%
Hong Kong	2.7%
Sweden	2.2%
Germany	2.2%
France	2.0%
Canada	2.0%
(a)	Excludes money market funds.
*	Ten largest industries are presented. Additional industries are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Environmentally Aware Real Estate ETF
Annual Shareholder Report — April 30, 2025
ERET-04/25-AR

iShares Global Clean Energy ETF
ICLN | NASDAQ
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares Global Clean Energy ETF (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Global Clean Energy ETF	$37	0.39%
How did the Fund perform last year?
  For the reporting period ended April 30, 2025, the Fund returned (9.58)%.
  For the same period, the S&P Global Broad Market Index returned 10.93% and the S&P Global Clean Energy Transition Index returned (9.81)%.
What contributed to performance?
Spanish clean energy stocks contributed the most to the Fund’s return during the reporting period. In the utilities sector, a global leader in renewables and smart grids benefited from increased investments in the United States and the United Kingdom. Brazil's commitment to renewable energy significantly contributed to the performance of its utility sector. The country is experiencing increased electricity demand, driven by electrification efforts, and digital infrastructure demand.
What detracted from performance?
Clean energy stocks in the United States detracted the most from the Fund’s return during the reporting period, as companies grappled with a reversal of many clean energy policies and a potential repeal of incentives. The semiconductor and semiconductor equipment industry was the leading source of weakness, as companies that manufacture and sell solar equipment faced weakening demand for residential solar systems, as well as concerns about potential policy changes from the new U.S. presidential administration. Stocks in the industrials sector also faced challenges, particularly in the electrical equipment industry. Efforts by the new administration to prioritize fossil fuel has led to reduced investments in clean energy technologies. In Denmark, a wind turbine manufacturer was pressured by rising costs, heightening competition, and the impact of the new U.S. presidential administration.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2015 through April 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(9.58)%	3.04%	1.23%
S&P Global Broad Market Index	10.93	12.62	8.21
S&P Global Clean Energy Transition Index	(9.81)	3.18	1.09
Key Fund statistics
Net Assets	$1,313,938,547
Number of Portfolio Holdings	109
Net Investment Advisory Fees	$7,113,103
Portfolio Turnover Rate	39%
The Fund has added the S&P Global Broad Market Index in response to new regulatory requirements.
Effective April 3, 2025, the Fund has changed the name of the S&P Global Clean Energy IndexTM to the S&P Global Clean Energy Transition Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Electric Utilities	34.8%
Renewable Electricity	26.2%
Heavy Electrical Equipment	13.9%
Semiconductors	9.8%
Electrical Components & Equipment	6.5%
Semiconductor Materials & Equipment	5.2%
Construction & Engineering	1.2%
Commodity Chemicals	1.0%
Steel	0.6%
Independent Power Producers & Energy Traders	0.4%
Other*	0.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	22.4%
China	14.0%
Brazil	13.1%
Denmark	8.1%
Spain	7.1%
United Kingdom	6.7%
India	6.4%
Portugal	5.2%
Canada	3.8%
Japan	2.9%
Other#	10.3%
(a)	Excludes money market funds.
*	Ten largest industries are presented. Additional industries are found in Other.
#	Ten largest country/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Global Clean Energy ETF
Annual Shareholder Report — April 30, 2025
ICLN-04/25-AR

iShares Global REIT ETF
REET | NYSE Arca
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares Global REIT ETF (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Global REIT ETF	$15	0.14%
How did the Fund perform last year?
  For the reporting period ended April 30, 2025, the Fund returned 13.04%.
  For the same period, the FTSE All-World Index returned 12.00% and the FTSE EPRA Nareit Global REITs Index returned 11.87%.
What contributed to performance?
Real estate investment trusts (“REITs”) in the United States were the largest drivers of the Fund’s return during the reporting period, supported by solid economic growth, attractive dividend yields and as the U.S. Federal Reserve began to lower interest rates. Buoyed by an aging population, healthcare REITs were significant contributors, as increasing demand for senior living and long-term healthcare facilities drove occupancy growth. Specialized REITs, which include data center REITs, were also material contributors. These facilities are purpose-built to support the massive computational and storage needs of artificial intelligence (“AI”), cloud computing, and digital services, making them critical infrastructure as AI adoption accelerates. Retail REITs gained amid increased consumer spending, while multi-family residential REITs were supported by recovering rent growth, favorable demographics, steady labor markets, and the high cost of homeownership, which made renting more attractive.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2015 through April 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	13.04%	6.61%	3.32%
FTSE All-World Index	12.00	13.08	8.62
FTSE EPRA Nareit Global REITs Index	11.87	5.79	2.52
Key Fund statistics
Net Assets	$3,825,320,010
Number of Portfolio Holdings	336
Net Investment Advisory Fees	$5,275,142
Portfolio Turnover Rate	7%
The Fund has added the FTSE All-World Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Retail REITs	18.9%
Industrial REITs	16.3%
Health Care REITs	13.2%
Multi-Family Residential REITs	10.0%
Data Center REITs	9.0%
Diversified REITs	8.3%
Self Storage REITs	6.4%
Office REITs	6.2%
Other Specialized REITs	5.2%
Single-Family Residential REITs	4.1%
Other*	2.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	71.5%
Australia	6.5%
Japan	6.0%
United Kingdom	4.3%
Singapore	2.9%
Canada	2.1%
France	1.9%
Belgium	1.1%
Hong Kong	0.9%
Mexico	0.6%
(a)	Excludes money market funds.
*	Ten largest industries are presented. Additional industries are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Global REIT ETF
Annual Shareholder Report — April 30, 2025
REET-04/25-AR

iShares International Developed Real Estate ETF
IFGL | NASDAQ
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares International Developed Real Estate ETF (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares International Developed Real Estate ETF	$50	0.48%
How did the Fund perform last year?
  For the reporting period ended April 30, 2025, the Fund returned 9.02%.
  For the same period, the FTSE All World ex-US Index returned 11.66% and the FTSE EPRA Nareit Developed ex US Index returned 8.36%.
What contributed to performance?
Japanese equity real estate investment trusts (“REITs”) were the largest contributors to the Fund’s return during the reporting period. Favorable exchange rates and solid demand helped drive real estate prices in Tokyo, the country’s capital. Further, robust commercial activity boosted rents and benefited office REITs, which primarily focus on owning, managing, and leasing office buildings. Diversified REITs, which own a mix of property types, also contributed due to positive trends. Real estate management and development companies were supported by solid dividend growth and a positive outlook for the Japanese real estate market. In Switzerland, REITs benefited from the country’s resilient economy, robust rental income growth, and low vacancy rates. German REITs also contributed, amid solid transaction volume and strategic acquisitions.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2015 through April 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	9.02%	1.54%	0.08%
FTSE All World ex-US Index	11.66	10.30	4.97
FTSE EPRA Nareit Developed ex US Index	8.36	1.51	0.19
Key Fund statistics
Net Assets	$95,704,331
Number of Portfolio Holdings	265
Net Investment Advisory Fees	$466,620
Portfolio Turnover Rate	10%
The Fund has added the FTSE All World ex-US Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Real Estate Operating Companies	20.6%
Industrial REITs	16.2%
Retail REITs	15.8%
Diversified Real Estate Activities	14.2%
Diversified REITs	13.7%
Office REITs	7.5%
Multi-Family Residential REITs	4.2%
Health Care REITs	2.3%
Hotel & Resort REITs	1.4%
Self Storage REITs	1.2%
Other*	2.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	26.4%
Australia	16.5%
United Kingdom	10.5%
Singapore	8.0%
Hong Kong	6.8%
Germany	5.7%
Canada	5.6%
Sweden	5.2%
France	4.4%
Switzerland	4.0%
(a)	Excludes money market funds.
*	Ten largest industries are presented. Additional industries are found in Other.
Material Fund Changes
This is a summary of planned changes to the Fund since April 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
The net expense ratio decreased from the prior fiscal year end primarily due to a decrease in professional fees for foreign withholding tax claims.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares International Developed Real Estate ETF
Annual Shareholder Report — April 30, 2025
IFGL-04/25-AR

iShares International Select Dividend ETF
IDV | Cboe BZX Exchange
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares International Select Dividend ETF (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares International Select Dividend ETF	$56	0.50%
How did the Fund perform last year?
  For the reporting period ended April 30, 2025, the Fund returned 23.38%.
  For the same period, the S&P Developed ex US Broad Market Index returned 11.78% and the Dow Jones EPAC Select Dividend IndexTM returned 22.87%.
What contributed to performance?
Consumer staples stocks in the United Kingdom were the largest driver of the Fund’s return during the reporting period. Tobacco stocks, which are considered defensive due to stable demand even during economic downturns, contributed. Additionally, these companies benefited from diversifying into products such as vaping and heated tobacco. Diversified banks within the financials sector were helped by strong capital positions. A banking and insurance holding company gained as it progressed on its growth strategy and strategic overhaul efforts. Italian utilities stocks also contributed, benefiting from increasing electricity consumption and growing demands for clean energy. The Spanish financials sector benefited performance, supported by a fast-growing domestic economy, robust wealth management business, and increased commercial activity.
What detracted from performance?
During the reporting period, materials stocks in Australia weighed on the Fund’s return. Companies that operate within the metals and mining segment faced headwinds such as global economic concerns, particularly weakness in China, which is Australia’s top export market. Additionally, commodity price volatility, including declining iron ore prices, negatively impacted these firms.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2015 through April 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	23.38%	12.54%	5.09%
S&P Developed ex US Broad Market Index	11.78	10.83	5.29
Dow Jones EPAC Select Dividend IndexTM	22.87	12.40	5.10
Key Fund statistics
Net Assets	$4,689,229,350
Number of Portfolio Holdings	108
Net Investment Advisory Fees	$20,623,968
Portfolio Turnover Rate	27%
The Fund has added the S&P Developed ex US Broad Market Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	29.8%
Utilities	15.9%
Communication Services	11.1%
Consumer Discretionary	10.1%
Energy	9.3%
Materials	7.8%
Consumer Staples	7.1%
Industrials	4.9%
Real Estate	3.1%
Information Technology	0.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United Kingdom	20.6%
Italy	10.6%
France	9.5%
Spain	8.9%
Germany	7.8%
Hong Kong	7.1%
Canada	6.3%
Australia	6.2%
South Korea	6.0%
Sweden	3.9%
Other#	13.1%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund Changes
This is a summary of planned changes to the Fund since April 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective December 11, 2024, the investment management agreement was amended to disclose the breakpoint fees to the sixth decimal place.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices LLC and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares International Select Dividend ETF
Annual Shareholder Report — April 30, 2025
IDV-04/25-AR

(b) Not applicable

Item 2 –

Code of Ethics – The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Richard L. Fagnani

Laura F. Fergerson

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-seven series of the registrant for which the fiscal year-end is April 30, 2025 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $83,000 for the fiscal year ended April 30, 2024 and $83,000 for the fiscal year ended April 30, 2025.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2024 and April 30, 2025 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $48,500 for the fiscal year ended April 30, 2024 and $48,500 for the fiscal year ended April 30, 2025. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2024 and April 30, 2025 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures – The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in Items 4(b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $48,500 for the fiscal year ended April 30, 2024 and $48,500 for the fiscal year ended April 30, 2025.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard L. Fagnani

Laura F. Fergerson

Cecilia H. Herbert

John E. Martinez

(b) Not applicable

2

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

3

April 30, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares International Select Dividend ETF | IDV | Cboe BZX Exchange

2

Schedule of Investments
April 30, 2025
iShares® International Select Dividend ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 6.2%
APA Group	10,640,602	$55,990,565
BHP Group Ltd.	5,383,275	128,303,101
Fortescue Ltd.	8,413,037	86,887,212
Magellan Financial Group Ltd.	1,828,222	8,962,950
Perpetual Ltd.	773,331	8,215,331
		288,359,159
Austria — 1.4%
Oesterreichische Post AG	423,037	14,262,553
OMV AG	1,000,400	51,724,292
		65,986,845
Belgium — 1.0%
Ageas SA	493,245	30,934,469
Proximus SADP	2,075,858	15,943,888
		46,878,357
Canada — 6.2%
Bank of Nova Scotia (The)	1,422,479	71,175,541
Canadian Utilities Ltd., Class A, NVS	971,909	27,205,838
Emera Inc.	1,071,878	48,244,618
Great-West Lifeco Inc.	579,833	22,548,126
IGM Financial Inc.	379,201	12,050,483
Labrador Iron Ore Royalty Corp.	1,145,293	24,806,651
Parex Resources Inc.	2,091,461	16,839,705
Peyto Exploration & Development Corp.	2,850,947	35,693,708
Power Corp. of Canada	844,220	31,953,721
		290,518,391
Denmark — 2.1%
AP Moller - Maersk A/S, Class A	28,453	48,627,891
Danske Bank A/S	1,427,979	50,104,292
		98,732,183
Finland — 1.5%
Fortum OYJ	2,495,573	41,842,158
TietoEVRY OYJ	1,454,566	26,058,593
		67,900,751
France — 9.4%
Ayvens SA(a)	1,942,470	19,690,273
Bouygues SA	995,680	43,765,415
Carrefour SA	3,263,433	50,334,248
Credit Agricole SA	2,392,336	44,872,055
Orange SA	6,362,870	92,312,789
Rubis SCA	1,134,088	36,915,429
TotalEnergies SE	2,704,466	154,033,400
		441,923,609
Germany — 3.9%
Freenet AG	788,825	32,801,791
Hapag-Lloyd AG(a)(b)	103,736	16,333,276
Mercedes-Benz Group AG	1,982,794	118,548,893
Schaeffler AG(b)	3,293,979	14,215,267
		181,899,227
Hong Kong — 7.0%
BOC Hong Kong Holdings Ltd.	8,692,500	36,059,794
CK Hutchison Holdings Ltd.	9,612,500	54,205,634
CK Infrastructure Holdings Ltd.	3,620,500	24,400,904
Hang Seng Bank Ltd.	2,128,800	29,715,457
Henderson Land Development Co. Ltd.	14,443,000	40,959,474
Hysan Development Co. Ltd.	10,094,000	16,454,178
Kerry Properties Ltd.	9,048,500	21,249,782
PCCW Ltd.	55,386,000	36,923,322
Sino Land Co. Ltd.	34,560,000	35,517,316
Security	Shares	Value
Hong Kong (continued)
Stella International Holdings Ltd.	9,379,500	$16,810,440
VTech Holdings Ltd.	2,557,500	17,181,699
		329,478,000
Italy — 10.5%
A2A SpA	9,146,293	23,261,491
Banca Popolare di Sondrio SpA	2,158,169	27,043,751
Banco BPM SpA	5,789,517	64,625,585
BPER Banca SpA	4,475,756	36,352,466
Enel SpA	16,333,507	141,594,734
Eni SpA	6,981,078	99,979,775
Italgas SpA	4,655,429	38,249,087
Snam SpA	10,343,714	59,367,534
		490,474,423
Netherlands — 2.5%
ING Groep NV	3,701,192	71,874,628
NN Group NV	770,539	47,249,755
		119,124,383
New Zealand — 0.9%
Spark New Zealand Ltd.	33,853,155	41,826,242
Norway — 1.0%
DNB Bank ASA	1,815,845	45,392,682
South Korea — 5.1%
BNK Financial Group Inc.	1,736,292	12,655,882
DB Insurance Co. Ltd.	276,853	17,836,340
DGB Financial Group Inc.	1,244,889	9,001,012
Hana Financial Group Inc.	756,578	34,310,889
Industrial Bank of Korea	1,491,776	16,099,859
Kia Corp.	1,073,703	68,237,333
Samsung Securities Co. Ltd.	513,505	18,823,324
Shinhan Financial Group Co. Ltd.	892,568	32,257,378
Woori Financial Group Inc.	2,578,324	32,106,717
		241,328,734
Spain — 8.9%
Bankinter SA	1,936,787	22,561,509
CaixaBank SA	6,776,820	51,938,945
Enagas SA	2,728,120	42,536,431
Logista Integral SA	870,875	29,773,737
Mapfre SA	5,135,188	18,281,268
Naturgy Energy Group SA	1,018,097	30,331,195
Redeia Corp. SA	1,666,994	34,957,343
Repsol SA	6,006,957	73,427,040
Telefonica SA	18,808,384	96,623,231
Unicaja Banco SA(a)	7,919,570	15,095,100
		415,525,799
Sweden — 3.8%
Nordea Bank Abp	5,612,380	77,017,320
Swedbank AB, Class A	2,319,686	57,908,286
Telia Co. AB	11,973,562	44,978,320
		179,903,926
Switzerland — 2.6%
Swiss Re AG	266,346	47,810,228
Zurich Insurance Group AG	102,712	72,850,597
		120,660,825
United Kingdom — 20.4%
abrdn PLC	11,711,975	23,131,227
Ashmore Group PLC	4,493,474	8,665,296
British American Tobacco PLC	4,465,139	194,494,069
BT Group PLC	22,931,874	53,223,863
IG Group Holdings PLC	1,218,182	17,362,716
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® International Select Dividend ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
Imperial Brands PLC	2,088,239	$85,686,826
Legal & General Group PLC	16,955,688	53,394,839
National Grid PLC	9,284,668	134,015,832
NatWest Group PLC, NVS	7,029,415	45,215,223
OSB Group PLC	2,879,268	18,301,342
Persimmon PLC	1,857,915	32,153,020
Phoenix Group Holdings PLC	5,284,878	42,280,799
Rio Tinto PLC	2,037,519	121,414,619
Sirius Real Estate Ltd.	22,155,853	27,297,824
Vodafone Group PLC	103,880,725	102,083,610
		958,721,105
Total Common Stocks — 94.4% (Cost: $3,991,680,489)		4,424,634,641
Preferred Stocks
Germany — 3.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	514,738	41,537,681
Porsche Automobil Holding SE, Preference Shares, NVS	1,045,660	43,113,447
Volkswagen AG, Preference Shares, NVS	887,692	96,590,078
		181,241,206
South Korea — 0.8%
Hyundai Motor Co., Series 2, Preference Shares, NVS	367,108	39,408,805
Total Preferred Stocks — 4.7% (Cost: $229,757,757)		220,650,011
Total Long-Term Investments — 99.1% (Cost: $4,221,438,246)		4,645,284,652
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(c)(d)(e)	23,359,838	$23,369,182
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(c)(d)	2,330,000	2,330,000
Total Short-Term Securities — 0.5% (Cost: $25,697,675)		25,699,182
Total Investments — 99.6% (Cost: $4,247,135,921)		4,670,983,834
Other Assets Less Liabilities — 0.4%		18,245,516
Net Assets — 100.0%		$4,689,229,350

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$77,157,169	$—	$(53,800,206)(a)	$15,847	$(3,628)	$23,369,182	23,359,838	$1,014,169 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,560,000	—	(230,000)(a)	—	—	2,330,000	2,330,000	223,361	—
				$15,847	$(3,628)	$25,699,182		$1,237,530	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
4

Schedule of Investments (continued)
April 30, 2025
iShares® International Select Dividend ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	41	06/19/25	$5,346	$183,350
Euro STOXX 50 Index	249	06/20/25	14,498	(80,531)
FTSE 100 Index	176	06/20/25	19,915	(131,140)
				$(28,321)
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$1,236,747	$(31,932)(c)	$1,205,787	0.0%
	Monthly	HSBC Bank PLC(d)	02/08/28	1,216,464	94,160 (e)	1,300,453	0.1
	Monthly	JPMorgan Chase Bank NA(f)	02/11/26	937,837	(7,325)(g)	931,228	0.0
					$54,903	$3,437,468

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(972) of net dividends and financing fees.
(e)	Amount includes $10,171 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(716) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)	(f)
Range: Benchmarks:	45 basis points EUR - 1D Euro Short Term Rate (ESTR)	45 basis points EUR - 1D Euro Short Term Rate (ESTR)	40 basis points EUR - 1D Euro Short Term Rate (ESTR)
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® International Select Dividend ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Naturgy Energy Group SA	11,721	$349,193	29.0%
Red Electrica Corp. SA	40,848	856,594	71.0
Net Value of Reference Entity — Goldman Sachs Bank USA		$1,205,787
The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 08, 2028.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Naturgy Energy Group SA	43,651	$1,300,453	100.0%
Net Value of Reference Entity — HSBC Bank PLC		$1,300,453
The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 11, 2026.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Red Electrica Corp. SA	44,407	$931,228	100.0%
Net Value of Reference Entity — JPMorgan Chase Bank NA		$931,228
Balances Reported in the Statement of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$94,160	$(39,257)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$183,350	$—	$—	$—	$183,350
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$94,160	$—	$—	$—	$94,160
	$—	$—	$277,510	$—	$—	$—	$277,510
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$211,671	$—	$—	$—	$211,671
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$39,257	$—	$—	$—	$39,257
	$—	$—	$250,928	$—	$—	$—	$250,928

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
6

Schedule of Investments (continued)
April 30, 2025
iShares® International Select Dividend ETF

For the period ended April 30, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$650,193	$—	$—	$—	$650,193
Swaps	—	—	(5,102)	—	—	—	(5,102)
	$—	$—	$645,091	$—	$—	$—	$645,091
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(321,661)	$—	$—	$—	$(321,661)
Swaps	—	—	88,777	—	—	—	88,777
	$—	$—	$(232,884)	$—	$—	$—	$(232,884)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$30,216,274
Total return swaps:
Average notional value	$1,081,599
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$183,350	$211,671
Swaps - OTC	94,160	39,257
Total derivative assets and liabilities in the Statement of Assets and Liabilities	277,510	250,928
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(183,350)	(211,671)
Total derivative assets and liabilities subject to an MNA	$94,160	$39,257
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$94,160	$—	$—	$—	$94,160

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs Bank USA	$31,932	$—	$—	$—	$31,932
JPMorgan Chase Bank NA	7,325	—	—	—	7,325
	$39,257	$—	$—	$—	$39,257

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® International Select Dividend ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$385,118,193	$4,039,516,448	$—	$4,424,634,641
Preferred Stocks	—	220,650,011	—	220,650,011
Short-Term Securities
Money Market Funds	25,699,182	—	—	25,699,182
	$410,817,375	$4,260,166,459	$—	$4,670,983,834
Derivative Financial Instruments(a)
Assets
Equity Contracts	$183,350	$94,160	$—	$277,510
Liabilities
Equity Contracts	—	(250,928)	—	(250,928)
	$183,350	$(156,768)	$—	$26,582

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
8

Statement of Assets and Liabilities
April 30, 2025

iShares International Select Dividend ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$4,645,284,652
Investments, at value—affiliated(c)	25,699,182
Cash	5,055
Foreign currency collateral pledged for futures contracts(d)	3,506,210
Foreign currency, at value(e)	18,388,197
Receivables:
Investments sold	5,637
Securities lending income—affiliated	33,793
Swaps	11,254
Capital shares sold	1,541,818
Dividends—unaffiliated	17,332,497
Dividends—affiliated	6,041
Tax reclaims	13,231,356
Variation margin on futures contracts	196,187
Foreign withholding tax claims	1,747,458
Unrealized appreciation on OTC swaps	94,160
Total assets	4,727,083,497
LIABILITIES
Collateral on securities loaned, at value	23,336,767
Payables:
Investments purchased	10,809,742
Swaps	32,542
Investment advisory fees	1,773,565
Professional fees	114,816
Due to custodian	1,747,458
Unrealized depreciation on OTC swaps	39,257
Total liabilities	37,854,147
Commitments and contingent liabilities
NET ASSETS	$4,689,229,350
NET ASSETS CONSIST OF
Paid-in capital	$5,508,610,303
Accumulated loss	(819,380,953)
NET ASSETS	$4,689,229,350
NET ASSET VALUE
Shares outstanding	144,950,000
Net asset value	$32.35
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$4,221,438,246
(b) Securities loaned, at value	$22,264,778
(c) Investments, at cost—affiliated	$25,697,675
(d) Foreign currency collateral pledged, at cost	$3,521,826
(e) Foreign currency, at cost	$18,290,451
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Statement of Operations
Year Ended April 30, 2025

iShares International Select Dividend ETF
INVESTMENT INCOME
Dividends—unaffiliated	$283,588,345
Dividends—affiliated	223,361
Interest—unaffiliated	113,360
Securities lending income—affiliated—net	1,014,169
Other income—unaffiliated	1,861,207
Foreign taxes withheld	(22,165,859)
Foreign withholding tax claims	816,602
Total investment income	265,451,185
EXPENSES
Investment advisory	20,623,968
Professional	129,640
Commitment costs	9,271
Interest expense	145
Total expenses	20,763,024
Net investment income	244,688,161
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	93,552,353
Investments—affiliated	15,847
Foreign currency transactions	224,462
Futures contracts	650,193
In-kind redemptions—unaffiliated(a)	29,784,590
Swaps	(5,102)
124,222,343
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	513,039,152
Investments—affiliated	(3,628)
Foreign currency translations	1,344,639
Futures contracts	(321,661)
Swaps	88,777
514,147,279
Net realized and unrealized gain	638,369,622
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$883,057,783
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statement of Operations
10

Statements of Changes in Net Assets

	iShares International Select Dividend ETF
	Year Ended 04/30/25	Year Ended 04/30/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$244,688,161	$272,132,613
Net realized gain (loss)	124,222,343	(145,261,926)
Net change in unrealized appreciation (depreciation)	514,147,279	92,001,260
Net increase in net assets resulting from operations	883,057,783	218,871,947
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(247,688,954)	(310,046,633)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(17,096,665)	(860,444,926)
NET ASSETS
Total increase (decrease) in net assets	618,272,164	(951,619,612)
Beginning of year	4,070,957,186	5,022,576,798
End of year	$4,689,229,350	$4,070,957,186

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21
Net asset value, beginning of year	$27.83	$28.14	$30.17	$32.41	$24.14
Net investment income(a)	1.71 (b)	1.66	2.06 (b)	1.95 (b)	1.35
Net realized and unrealized gain (loss)(c)	4.53	(0.13)	(2.25)	(2.48)	8.19
Net increase (decrease) from investment operations	6.24	1.53	(0.19)	(0.53)	9.54
Distributions from net investment income(d)	(1.72)	(1.84)	(1.84)	(1.71)	(1.27)
Net asset value, end of year	$32.35	$27.83	$28.14	$30.17	$32.41
Total Return(e)
Based on net asset value	23.38%(b)	6.00%	(0.06)%(b)	(1.76)%(b)	40.57%
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.49%	0.51%	0.54%	0.49%
Total expenses after fees waived	0.50%	0.49%	0.51%	0.54%	0.49%
Total expenses excluding professional fees for foreign withholding tax claims	0.50%	0.49%	0.49%	0.49%	N/A
Net investment income	5.87%(b)	6.17%	7.58%(b)	6.12%(b)	4.87%
Supplemental Data
Net assets, end of year (000)	$4,689,229	$4,070,957	$5,022,577	$4,609,687	$4,329,942
Portfolio turnover rate(g)	27%	48%	29%	36%	86%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended April 30, 2025, April 30,
2023 and April 30, 2022 respectively:
• Net investment income per share by $0.00, $0.04 and $0.13.
• Total return by 0.02%, 0.13% and 0.39%.
• Ratio of net investment income to average net assets by 0.01%, 0.15% and 0.41%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
12

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
International Select Dividend	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign Taxes Withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2025, if any, are disclosed in the Statement of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
13
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting:  The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund's investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
Notes to Financial Statements
14

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
International Select Dividend
Barclays Capital, Inc.	$879,046	$(879,046)	$—	$—
BNP Paribas SA	136,982	(136,982)	—	—
Goldman Sachs & Co. LLC	17,512,322	(17,512,322)	—	—
J.P. Morgan Securities LLC	563,645	(563,645)	—	—
Morgan Stanley	3,172,783	(3,172,783)	—	—
	$22,264,778	$(22,264,778)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment
15
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.475000
Over $18 billion, up to and including $24 billion	0.451250
Over $24 billion, up to and including $30 billion	0.428687
Over $30 billion	0.407253
Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver for the Fund in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.
For the year ended April 30, 2025, there were no fees waived by BFA pursuant to this arrangement.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
17
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended April 30, 2025, the Fund paid BTC $235,942 for securities lending agent services.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2025, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
International Select Dividend	$15,655,198	$3,791,006	$155,951
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
International Select Dividend	$1,132,131,199	$1,122,544,238
For the year ended April 30, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
International Select Dividend	$191,713,878	$219,588,841
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
International Select Dividend	$16,210,209	$ (16,210,209)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/25	Year Ended 04/30/24
International Select Dividend
Ordinary income	$247,688,954	$310,046,633
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
As of April 30, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
International Select Dividend	$46,264,925	$(1,231,988,601)	$366,342,723	$(819,380,953)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency and futures contracts, the accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended April 30, 2025, the Fund utilized $106,079,949 of its capital loss carryforwards.
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Select Dividend	$4,305,615,691	$682,990,332	$(317,445,877)	$365,544,455
9. LINE OF CREDIT
The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended April 30, 2025, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 04/30/25		Year Ended 04/30/24
iShares ETF	Shares	Amount	Shares	Amount
International Select Dividend
Shares sold	7,300,000	$225,294,271	800,000	$21,685,544
Shares redeemed	(8,650,000)	(242,390,936)	(33,000,000)	(882,130,470)
	(1,350,000)	$(17,096,665)	(32,200,000)	$(860,444,926)
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of April 30, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld.  Assuming there are sufficient foreign taxes paid which the iShares International Select Dividend ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
During the year, the iShares International Select Dividend ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2022, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of iShares International Select Dividend ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares International Select Dividend ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and each of the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
22

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2025:
iShares ETF	Qualified Dividend Income
International Select Dividend	$257,177,099
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Select Dividend	$283,588,345	$20,262,031
23
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Fund from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
24

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
25
2025 iShares Annual Financial Statements and Additional Information

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

April 30, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares Global Clean Energy ETF | ICLN | NASDAQ

2

Schedule of Investments
April 30, 2025
iShares® Global Clean Energy ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 0.9%
Verbund AG	152,583	$11,726,152
Brazil — 10.5%
Auren Energia SA	2,436,977	3,834,648
Centrais Eletricas Brasileiras SA	5,107,131	39,551,097
CPFL Energia SA	1,365,217	9,187,006
Energisa SA	2,180,613	17,651,932
Engie Brasil Energia SA	1,810,820	13,264,105
Equatorial Energia SA	7,864,592	51,011,098
Serena Energia SA, NVS(a)	1,957,464	3,380,201
		137,880,087
Canada — 3.8%
Boralex Inc., Class A(b)	428,514	9,517,698
Brookfield Renewable Corp.	461,516	13,153,173
Canadian Solar Inc.(a)(b)	347,360	3,133,187
Innergex Renewable Energy Inc.	485,492	4,782,375
Northland Power Inc.	1,388,216	18,860,645
		49,447,078
Chile — 0.8%
Enel Americas SA	52,565,895	5,161,715
Enel Chile SA	84,791,156	5,999,649
		11,161,364
China — 13.8%
CECEP Solar Energy Co. Ltd., Class A	2,239,300	1,329,328
CECEP Wind-Power Corp., Class A	3,709,120	1,465,015
Central New Energy Holding Group Ltd.(a)(b)	4,962,000	6,843,281
China Conch Venture Holdings Ltd.	8,170,500	8,385,950
China Datang Corp. Renewable Power Co. Ltd., Class H	15,405,000	4,304,867
China Green Electricity Investment of Tianjin Co. Ltd., Class A	947,500	1,117,185
China Three Gorges Renewables Group Co. Ltd., Class A	17,135,696	10,043,482
China Yangtze Power Co. Ltd., Class A	14,621,430	59,323,448
CSI Solar Co. Ltd., Class A	2,208,259	2,668,042
Dajin Heavy Industry Co. Ltd., Class A	379,700	1,441,304
GCL System Integration Technology Co. Ltd., Class A(a)	3,628,600	1,053,350
Ginlong Technologies Co. Ltd., Class A	232,950	1,683,175
Goldwind Science & Technology Co. Ltd., Class H	5,789,600	3,989,376
GoodWe Technologies Co. Ltd., Class A, NVS	145,277	795,309
Hainan Drinda New Energy Technology Co. Ltd., Class A(a)	137,200	752,574
Hoymiles Power Electronics Inc., Class A, NVS	74,287	993,076
Huaneng Lancang River Hydropower Inc., Class A	5,388,557	7,080,240
JA Solar Technology Co. Ltd., Class A	2,031,552	2,669,898
Jiangsu Haili Wind Power Equipment Technology Co. Ltd., Class A(a)	130,200	1,076,018
Jiaze Renewables Co. Ltd.	1,457,500	726,348
Jinko Solar Co. Ltd., Class A	5,990,458	4,518,143
JinkoSolar Holding Co. Ltd., ADR	310,300	5,324,748
LONGi Green Energy Technology Co. Ltd., Class A	4,537,200	9,178,948
Ming Yang Smart Energy Group Ltd., Class A	1,338,400	1,880,524
NYOCOR Co. Ltd., Class A	1,135,100	858,993
Risen Energy Co. Ltd., Class A	632,300	770,226
Sany Renewable Energy Co. Ltd., Class A	371,643	1,160,745
Shanghai Aiko Solar Energy Co. Ltd., Class A(a)	1,121,900	1,622,475
Sichuan Chuantou Energy Co. Ltd., Class A	2,918,600	6,819,697
Sungrow Power Supply Co. Ltd., Class A	1,241,300	10,354,757
Suzhou Maxwell Technologies Co. Ltd., Class A	163,600	1,567,418
Security	Shares	Value
China (continued)
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	2,390,700	$2,520,076
Titan Wind Energy Suzhou Co. Ltd., Class A	1,025,300	907,189
Trina Solar Co. Ltd., Class A	1,304,861	2,353,255
Windey Energy Technology Group Co. Ltd., Class A, NVS	420,200	607,830
Wuxi Autowell Technology Co. Ltd., Class A	188,211	856,802
Xinyi Solar Holdings Ltd.	34,652,000	11,523,877
Zhejiang Akcome New Energy Technology Co. Ltd.(c)	4,087,000	6
Zhejiang Provincial New Energy Investment Group Co. Ltd., Class A	1,058,500	1,094,100
		181,661,075
Denmark — 8.1%
Orsted A/S(a)(b)(d)	884,875	35,211,799
Vestas Wind Systems A/S	5,308,290	70,771,182
		105,982,981
Germany — 1.4%
Nordex SE(a)	859,402	16,090,871
SMA Solar Technology AG(b)	135,949	2,357,796
		18,448,667
India — 6.3%
Inox Wind Ltd.(a)	5,074,071	10,151,610
NHPC Ltd., NVS	22,735,538	23,043,176
PTC India Ltd.	1,767,273	3,689,781
SJVN Ltd.	5,294,031	5,880,093
Suzlon Energy Ltd.(a)	60,376,602	40,259,053
		83,023,713
Indonesia — 1.5%
Barito Renewables Energy Tbk PT	53,834,300	19,539,256
Israel — 0.5%
Enlight Renewable Energy Ltd.(a)	402,292	6,515,856
Italy — 0.6%
ERG SpA	393,758	8,055,409
Japan — 2.9%
Chubu Electric Power Co. Inc.	2,827,900	36,721,188
RENOVA Inc.(a)(b)	335,500	1,536,800
		38,257,988
New Zealand — 1.2%
Contact Energy Ltd.	1,187,395	6,255,174
Mercury NZ Ltd.	1,448,395	4,806,244
Meridian Energy Ltd.	1,573,544	5,122,073
		16,183,491
Portugal — 5.2%
EDP Renovaveis SA	1,953,010	18,289,459
EDP SA	12,583,151	49,598,537
		67,887,996
South Korea — 1.6%
CS Wind Corp.(b)	179,901	4,910,909
Doosan Fuel Cell Co. Ltd.(a)(b)	320,263	3,436,345
Hanwha Solutions Corp.	598,212	12,576,848
		20,924,102
Spain — 7.0%
Corp. ACCIONA Energias Renovables SA	267,363	4,997,873
Iberdrola SA	4,612,484	83,143,963
Solaria Energia y Medio Ambiente SA(a)(b)	607,851	4,581,695
		92,723,531
Switzerland — 0.8%
BKW AG	52,788	10,583,324
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Global Clean Energy ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan — 0.6%
Century Iron & Steel Industrial Co. Ltd.	1,423,000	$7,841,846
Turkey — 0.3%
Akfen Yenilenebilir Enerji A/S, NVS(a)	2,552,324	1,190,142
CW Enerji Muhendislik Ticaret VE Sanayi A/S, NVS	114,414	44,990
Galata Wind Enerji AS	302,165	184,621
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS, NVS(a)	1,212,880	961,213
Zorlu Enerji Elektrik Uretim AS(a)(b)	14,558,673	1,213,560
		3,594,526
United Kingdom — 6.6%
ReNew Energy Global PLC, Class A(a)(b)	508,572	3,244,689
SSE PLC	3,704,520	83,522,373
		86,767,062
United States — 22.2%
Array Technologies Inc.(a)(b)	1,080,310	5,163,882
Bloom Energy Corp., Class A(a)(b)	1,488,312	27,265,876
Clearway Energy Inc., Class C	619,929	18,188,717
Enphase Energy Inc.(a)(b)	989,250	44,110,657
First Solar Inc.(a)(b)	739,719	93,071,445
NEXTracker Inc., Class A(a)(b)	1,073,189	43,582,205
Ormat Technologies Inc.(b)	428,734	31,126,088
Plug Power Inc.(a)(b)	6,451,932	5,629,956
REX American Resources Corp.(a)(b)	115,698	4,595,525
Shoals Technologies Group Inc., Class A(a)(b)	1,247,544	4,503,634
SolarEdge Technologies Inc.(a)(b)	433,708	5,306,417
Sunrun Inc.(a)(b)	1,259,246	8,676,205
		291,220,607
Total Common Stocks — 96.6% (Cost: $1,885,064,229)		1,269,426,111
Preferred Stocks
Brazil — 2.5%
Cia Energetica de Minas Gerais, Preference Shares, NVS	10,694,029	20,633,748
Cia Paranaense de Energia - Copel, Preference Shares, NVS	5,855,210	11,895,822
		32,529,570
Total Preferred Stocks — 2.5% (Cost: $28,399,299)		32,529,570
Security	Shares	Value
Rights
Portugal — 0.0%
EDP Renovaveis SA, (Expires 05/19/25)(a)	1,819,887	$185,549
Total Rights — 0.0% (Cost: $174,005)		185,549
Total Long-Term Investments — 99.1% (Cost: $1,913,637,533)		1,302,141,230
Short-Term Securities
Money Market Funds — 7.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(e)(f)(g)	98,970,389	99,009,977
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(e)(f)	5,310,000	5,310,000
Total Short-Term Securities — 7.9% (Cost: $104,324,159)		104,319,977
Total Investments — 107.0% (Cost: $2,017,961,692)		1,406,461,207
Liabilities in Excess of Other Assets — (7.0)%		(92,522,660)
Net Assets — 100.0%		$1,313,938,547

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

4

Schedule of Investments (continued)
April 30, 2025
iShares® Global Clean Energy ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$163,231,108	$—	$(64,237,117)(a)	$122,569	$(106,583)	$99,009,977	98,970,389	$1,581,691 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,500,000	—	(1,190,000)(a)	—	—	5,310,000	5,310,000	148,875	—
				$122,569	$(106,583)	$104,319,977		$1,730,566	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini S&P 500 Index	12	06/20/25	$3,352	$(5,869)
Euro STOXX 50 Index	49	06/20/25	2,853	(43,419)
MSCI Emerging Markets Index	72	06/20/25	3,996	(36,692)
				$(85,980)
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	JPMorgan Chase Bank NA(b)	02/10/26	$1,738,181	$(5,017)(c)	$1,734,306	0.1%
					$(5,017)	$1,734,306

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,142) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
(b)
Range: Benchmarks:	40 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Global Clean Energy ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2026.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
Green Plains Inc.	484,443	$1,734,306	100.0%
Net Value of Reference Entity — JPMorgan Chase Bank NA		$1,734,306
Balances Reported in the Statement of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$—	$(5,017)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$85,980	$—	$—	$—	$85,980
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$5,017	$—	$—	$—	$5,017
	$—	$—	$90,997	$—	$—	$—	$90,997

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,034,907	$—	$—	$—	$1,034,907
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(101,017)	$—	$—	$—	$(101,017)
Swaps	—	—	(5,017)	—	—	—	(5,017)
	$—	$—	$(106,034)	$—	$—	$—	$(106,034)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$10,816,843
Total return swaps:
Average notional value	$434,545
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

6

Schedule of Investments (continued)
April 30, 2025
iShares® Global Clean Energy ETF

Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$85,980
Swaps - OTC(a)	—	5,017
Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	90,997
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	(85,980)
Total derivative assets and liabilities subject to an MNA	$—	$5,017

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)
JPMorgan Chase Bank NA	$5,017	$—	$—	$—	$5,017

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$524,314,665	$745,111,440	$6	$1,269,426,111
Preferred Stocks	32,529,570	—	—	32,529,570
Rights	185,549	—	—	185,549
Short-Term Securities
Money Market Funds	104,319,977	—	—	104,319,977
	$661,349,761	$745,111,440	$6	$1,406,461,207
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(42,561)	$(48,436)	$—	$(90,997)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
7
2025 iShares Annual Financial Statements and Additional Information

Statement of Assets and Liabilities
April 30, 2025

iShares Global Clean Energy ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$1,302,141,230
Investments, at value—affiliated(c)	104,319,977
Cash pledged for futures contracts	359,000
Foreign currency collateral pledged for futures contracts(d)	195,983
Foreign currency, at value(e)	1,397,831
Receivables:
Investments sold	277,122
Securities lending income—affiliated	194,059
Dividends—unaffiliated	5,340,128
Dividends—affiliated	8,643
Tax reclaims	2,499,626
Variation margin on futures contracts	18,553
Total assets	1,416,752,152
LIABILITIES
Bank overdraft	162,586
Collateral on securities loaned, at value	98,980,988
Payables:
Capital shares redeemed	7
Investment advisory fees	418,872
Due to custodian	3,246,135
Unrealized depreciation on OTC swaps	5,017
Total liabilities	102,813,605
Commitments and contingent liabilities
NET ASSETS	$1,313,938,547
NET ASSETS CONSIST OF
Paid-in capital	$4,347,817,745
Accumulated loss	(3,033,879,198)
NET ASSETS	$1,313,938,547
NET ASSET VALUE
Shares outstanding	111,500,000
Net asset value	$11.78
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$1,913,637,533
(b) Securities loaned, at value	$90,378,138
(c) Investments, at cost—affiliated	$104,324,159
(d) Foreign currency collateral pledged, at cost	$190,938
(e) Foreign currency, at cost	$1,395,470
See notes to financial statements.
Statement of Assets and Liabilities
8

Statement of Operations
Year Ended April 30, 2025

iShares Global Clean Energy ETF
INVESTMENT INCOME
Dividends—unaffiliated	$35,357,706
Dividends—affiliated	148,875
Interest—unaffiliated	62,811
Securities lending income—affiliated—net	1,581,691
Non-cash dividends—unaffiliated	6,414,659
Other income—unaffiliated	163
Foreign taxes withheld	(3,188,719)
Total investment income	40,377,186
EXPENSES
Investment advisory	7,113,103
Commitment costs	25,175
Interest expense	1,073
Total expenses	7,139,351
Net investment income	33,237,835
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(237,065,792)
Investments—affiliated	122,569
Foreign currency transactions	(1,895,293)
Futures contracts	1,034,907
In-kind redemptions—unaffiliated(a)	(37,945,755)
(275,749,364)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	60,556,057
Investments—affiliated	(106,583)
Foreign currency translations	476,997
Futures contracts	(101,017)
Swaps	(5,017)
60,820,437
Net realized and unrealized loss	(214,928,927)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(181,691,092)
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares Global Clean Energy ETF
	Year Ended 04/30/25	Year Ended 04/30/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$33,237,835	$40,577,392
Net realized loss	(275,749,364)	(675,702,445)
Net change in unrealized appreciation (depreciation)	60,820,437	(495,885,239)
Net decrease in net assets resulting from operations	(181,691,092)	(1,131,010,292)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,522,983)	(53,312,071)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(639,300,083)	(1,223,329,030)
NET ASSETS
Total decrease in net assets	(851,514,158)	(2,407,651,393)
Beginning of year	2,165,452,705	4,573,104,098
End of year	$1,313,938,547	$2,165,452,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
10

Financial Highlights
(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period From 04/01/21 to 04/30/21	Year Ended 03/31/21
Net asset value, beginning of year	$13.24	$18.73	$18.88	$23.19	$24.07	$9.62
Net investment income(a)	0.24	0.20	0.18	0.23	0.06	0.13
Net realized and unrealized gain (loss)(b)	(1.49)	(5.44)	(0.15)	(4.29)	(0.94)	14.42
Net increase (decrease) from investment operations	(1.25)	(5.24)	0.03	(4.06)	(0.88)	14.55
Distributions from net investment income(c)	(0.21)	(0.25)	(0.18)	(0.25)	—	(0.10)
Net asset value, end of year	$11.78	$13.24	$18.73	$18.88	$23.19	$24.07
Total Return(d)
Based on net asset value	(9.58)%	(28.22)%	0.04%	(17.64)%	(3.66)%(e)	151.73%
Ratios to Average Net Assets (f)
Total expenses	0.39%	0.41%	0.41%	0.40%	0.41%(g)	0.42%
Net investment income	1.83%	1.26%	0.90%	1.07%	3.07%(g)	0.57%
Supplemental Data
Net assets, end of year (000)	$1,313,939	$2,165,453	$4,573,104	$4,983,596	$5,855,954	$5,642,271
Portfolio turnover rate(h)	39%	42%	51%	52%	54%	31%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Not annualized.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
Global Clean Energy	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2025, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Notes to Financial Statements
12

Notes to Financial Statements  (continued)
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting:  The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund's investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
13
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Global Clean Energy
Barclays Bank PLC	$2,637,258	$(2,637,258)	$—	$—
Barclays Capital, Inc.	2,061,854	(2,061,854)	—	—
BNP Paribas SA	3,506,593	(3,506,593)	—	—
BofA Securities, Inc.	7,143,200	(7,143,200)	—	—
Citigroup Global Markets, Inc.	379,742	(379,742)	—	—
Goldman Sachs & Co. LLC	11,071,596	(11,071,596)	—	—
HSBC Bank PLC	326,689	(326,689)	—	—
J.P. Morgan Securities LLC	19,279,676	(19,279,676)	—	—
Jefferies LLC	275,799	(275,799)	—	—
Macquarie Bank Ltd.	1,220,538	(1,220,538)	—	—
Morgan Stanley	39,138,887	(39,138,887)	—	—
Natixis SA	121,858	(121,858)	—	—
Nomura Securities International, Inc.	91,613	(91,613)	—	—
SG Americas Securities LLC	1,008,151	(1,008,151)	—	—
UBS AG	441,980	(441,980)	—	—
Virtu Americas LLC	7,656	(7,656)	—	—
Wells Fargo Bank N.A.	1,229,566	(1,229,566)	—	—
Wells Fargo Securities LLC	435,482	(435,482)	—	—
	$90,378,138	$(90,378,138)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the
Notes to Financial Statements
14

Notes to Financial Statements  (continued)
value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of
15
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended April 30, 2025, the Fund paid BTC $402,866 for securities lending agent services.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2025, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Clean Energy	$307,009	$626,378	$(14,888)
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Global Clean Energy	$693,990,143	$885,193,232
For the year ended April 30, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Global Clean Energy	$66,521,752	$514,084,896
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global Clean Energy	$(39,681,057)	$39,681,057
17
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/25	Year Ended 04/30/24
Global Clean Energy
Ordinary income	$30,522,983	$53,312,071
As of April 30, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Global Clean Energy	$7,185,952	$(2,409,649,968)	$(631,415,182)	$(3,033,879,198)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Clean Energy	$2,037,896,082	$135,389,301	$(766,824,176)	$(631,434,875)
9. LINE OF CREDIT
The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended April 30, 2025, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 04/30/25		Year Ended 04/30/24
iShares ETF	Shares	Amount	Shares	Amount
Global Clean Energy
Shares sold	7,700,000	$106,803,253	4,900,000	$73,371,339
Shares redeemed	(59,700,000)	(746,103,336)	(85,600,000)	(1,296,700,369)
	(52,000,000)	$(639,300,083)	(80,700,000)	$(1,223,329,030)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years' withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of iShares Global Clean Energy ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Global Clean Energy ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2025, for the period from April 1, 2021 to April 30, 2021 and for the year ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the four years in the period ended April 30, 2025, for the period from April 1, 2021 to April 30, 2021 and for the year ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
21
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2025:
iShares ETF	Qualified Dividend Income
Global Clean Energy	$30,842,507
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Clean Energy	$38,703,844	$2,957,991
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Global Clean Energy	10.54%
Important Tax Information
22

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Fund from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
23
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
Glossary of Terms Used in this Report
24

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

April 30, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares Environmentally Aware Real Estate ETF | ERET | NASDAQ
• iShares Global REIT ETF | REET | NYSE Arca
• iShares International Developed Real Estate ETF | IFGL | NASDAQ

Schedule of Investments
April 30, 2025
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Data Center REITs — 6.6%
Digital Core REIT Management Pte. Ltd.	3,900	$1,951
Digital Realty Trust Inc.	1,509	242,255
Equinix Inc.	419	360,654
Keppel DC REIT	5,212	8,623
		613,483
Diversified Real Estate Activities — 5.2%
Allreal Holding AG, Registered	73	16,085
City Developments Ltd.	2,500	9,519
Heiwa Real Estate Co. Ltd.	100	3,295
Mitsubishi Estate Co. Ltd.	6,100	107,152
Mitsui Fudosan Co. Ltd.	14,600	144,695
New World Development Co. Ltd.(a)	10,000	6,124
Nomura Real Estate Holdings Inc.	2,800	16,653
Peach Property Group AG(a)	94	715
Sumitomo Realty & Development Co. Ltd.	2,200	81,942
Sun Hung Kai Properties Ltd.	7,215	68,445
Tokyo Tatemono Co. Ltd.	1,000	17,928
UOL Group Ltd.	2,700	11,944
		484,497
Diversified REITs — 6.4%
Activia Properties Inc.	4	9,591
AEW U.K. REIT PLC	813	1,103
Alexander & Baldwin Inc.	341	5,858
American Assets Trust Inc.	280	5,244
Argosy Property Ltd.	4,323	2,568
Armada Hoffler Properties Inc.	397	2,688
British Land Co. PLC (The)	7,065	37,168
Broadstone Net Lease Inc.	875	14,158
Charter Hall Long Wale REIT	3,326	8,171
Covivio SA/France	327	18,337
Custodian Property Income REIT PLC	2,010	2,122
Daiwa House REIT Investment Corp.	12	20,100
Essential Properties Realty Trust Inc.	784	25,221
Global Net Lease Inc.	986	7,444
GPT Group (The)	10,774	31,938
Growthpoint Properties Australia Ltd.	1,478	2,193
H&R Real Estate Investment Trust	1,347	9,585
Hankyu Hanshin REIT Inc.	5	5,052
Heiwa Real Estate REIT Inc.	5	4,605
Hulic REIT Inc.	5	5,118
ICADE	165	3,920
KDX Realty Investment Corp.	20	20,827
Land Securities Group PLC	4,504	35,691
LondonMetric Property PLC	10,111	25,942
Mapletree Pan Asia Commercial Trust	14,500	13,580
Merlin Properties SOCIMI SA	2,606	29,553
Mirai Corp.	9	2,618
Mirvac Group	21,067	30,729
Mori Trust REIT Inc.	15	6,658
Nippon REIT Investment Corp.	8	4,669
Nomura Real Estate Master Fund Inc.	22	21,902
NTT UD REIT Investment Corp.	7	6,575
OUE REIT	12,600	2,703
Picton Property Income Ltd.	2,436	2,474
Schroder REIT Ltd.	3,483	2,459
Sekisui House REIT Inc.	24	12,948
SK REITs Co. Ltd.	866	3,022
Star Asia Investment Corp.	12	4,599
Stockland	12,354	43,415
Stoneweg European REIT	1,800	3,058
Security	Shares	Value
Diversified REITs (continued)
Stride Property Group	2,178	$1,425
Sunlight REIT	5,000	1,243
Suntec REIT(b)	11,000	9,698
Takara Leben Real Estate Investment Corp.	5	2,976
Tokyu REIT Inc.	4	5,005
United Urban Investment Corp.	16	16,837
WP Carey Inc.	1,082	67,560
		600,350
Health Care Facilities — 0.2%
Chartwell Retirement Residences	1,337	16,788
Health Care REITs — 9.9%
Aedifica SA	216	17,316
Alexandria Real Estate Equities Inc.	1,056	76,729
Assura PLC	13,152	8,505
Care Reit PLC, Class B	1,951	2,805
CareTrust REIT Inc.	661	19,347
Cofinimmo SA	184	14,712
Health Care & Medical Investment Corp.	1	769
Healthcare Realty Trust Inc., Class A	1,687	26,199
HealthCo REIT	3,079	1,659
Healthpeak Properties Inc.	3,463	61,780
Life Science Reit PLC	2,822	1,645
LTC Properties Inc.	201	7,210
Medical Properties Trust Inc.	2,307	12,735
National Health Investors Inc.	204	15,437
NorthWest Healthcare Properties REIT	829	2,958
Omega Healthcare Investors Inc.	1,132	44,205
Parkway Life REIT	1,300	4,211
Primary Health Properties PLC	5,893	8,042
Sabra Health Care REIT Inc.	1,056	18,850
Target Healthcare REIT PLC	2,807	3,689
Ventas Inc.	1,833	128,457
Welltower Inc.	2,902	442,816
		920,076
Hotel & Resort REITs — 2.1%
Apple Hospitality REIT Inc.	1,134	13,347
CapitaLand Ascott Trust	13,080	8,558
CDL Hospitality Trusts	8,200	4,993
DiamondRock Hospitality Co.	1,023	7,509
Far East Hospitality Trust	2,700	1,127
Hoshino Resorts REIT Inc.	3	4,615
Host Hotels & Resorts Inc.	4,337	61,239
Invincible Investment Corp.	38	15,706
Japan Hotel REIT Investment Corp.	25	12,363
Park Hotels & Resorts Inc.	1,169	11,620
Pebblebrook Hotel Trust	628	5,683
RLJ Lodging Trust	790	5,538
Ryman Hospitality Properties Inc.	265	23,307
Summit Hotel Properties Inc.	618	2,515
Sunstone Hotel Investors Inc.	995	8,298
Xenia Hotels & Resorts Inc.	524	5,596
		192,014
Industrial REITs — 12.9%
AIMS APAC REIT	3,847	3,627
Americold Realty Trust Inc.	1,383	26,747
ARGAN SA, NVS	66	4,560
CapitaLand Ascendas REIT	16,200	33,010
Centuria Industrial REIT	2,527	4,759
CRE Logistics REIT Inc.	4	4,015
Dexus Industria REIT	870	1,448

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Industrial REITs (continued)
Dream Industrial REIT	1,362	$10,472
EastGroup Properties Inc.	253	41,345
ESR Kendall Square REIT Co. Ltd.	882	3,024
ESR-REIT, NVS	3,400	5,730
First Industrial Realty Trust Inc.	703	33,449
Frasers Logistics & Commercial Trust	16,600	11,387
GLP J-REIT	25	21,564
Goodman Group	8,606	164,752
Goodman Property Trust	4,731	5,157
Granite Real Estate Investment Trust	339	15,551
Industrial & Infrastructure Fund Investment Corp.	12	9,817
Innovative Industrial Properties Inc.	119	6,463
Japan Logistics Fund Inc.	15	9,810
LaSalle Logiport REIT	10	9,539
LXP Industrial Trust	1,678	13,239
Mapletree Industrial Trust	8,100	12,530
Mapletree Logistics Trust	19,400	16,694
Mitsubishi Estate Logistics REIT Investment Corp.	9	7,348
Mitsui Fudosan Logistics Park Inc.	18	12,848
Montea NV	105	7,623
Nippon Prologis REIT Inc.	15	24,807
Prologis Inc.	4,368	446,410
Rexford Industrial Realty Inc.	1,088	36,013
Segro PLC	8,110	73,774
SOSiLA Logistics REIT Inc.	4	3,094
STAG Industrial Inc.	974	32,171
Terreno Realty Corp.	498	28,052
Tritax Big Box REIT PLC	14,019	26,817
Urban Logistics REIT PLC	2,842	5,515
Warehouse REIT PLC	1,527	2,198
Warehouses De Pauw CVA	1,021	26,078
		1,201,437
Multi-Family Residential REITs — 9.4%
Advance Residence Investment Corp.	14	14,426
Apartment Investment & Management Co., Class A	694	5,490
AvalonBay Communities Inc.	826	173,443
Boardwalk REIT	213	10,044
Camden Property Trust	565	64,297
Canadian Apartment Properties REIT	879	26,843
Care Property Invest NV	152	2,312
Centerspace	86	5,191
Comforia Residential REIT Inc.	4	7,776
Daiwa Securities Living Investments Corp.	11	6,945
Elme Communities	607	9,451
Empiric Student Property PLC	3,267	3,971
Equity Residential	2,202	154,713
Essex Property Trust Inc.	352	98,261
Home Invest Belgium SA, NVS	53	1,217
Independence Realty Trust Inc.	1,209	23,491
Ingenia Communities Group	2,023	7,177
InterRent REIT	732	5,995
Irish Residential Properties REIT PLC	2,940	3,401
Killam Apartment REIT	601	7,594
Mid-America Apartment Communities Inc.	624	99,622
NexPoint Residential Trust Inc.	113	4,213
Nippon Accommodations Fund Inc.	12	9,789
Samty Residential Investment Corp.	3	1,947
Starts Proceed Investment Corp.	1	1,186
Triple Point Social Housing REIT PLC(c)	1,630	1,551
UDR Inc.	1,849	77,436
UNITE Group PLC (The)	2,469	28,366
Veris Residential Inc.	568	8,815
Security	Shares	Value
Multi-Family Residential REITs (continued)
Xior Student Housing NV	204	$6,616
		871,579
Office REITs — 6.6%
Abacus Group	2,336	1,705
Allied Properties REIT	709	7,889
Brandywine Realty Trust	1,147	4,542
BXP Inc.	1,249	79,599
Centuria Office REIT	2,745	2,157
Champion REIT	16,000	4,736
CLS Holdings PLC	916	773
COPT Defense Properties	456	11,906
Cousins Properties Inc.	1,378	37,950
Cromwell Property Group	10,637	2,553
Daiwa Office Investment Corp.	3	6,428
Derwent London PLC	903	23,383
Dexus	5,261	25,324
Douglas Emmett Inc.	799	11,050
Easterly Government Properties Inc.	218	4,397
Empire State Realty Trust Inc., Class A	1,240	8,829
Gecina SA	426	43,733
Global One Real Estate Investment Corp.	5	4,175
Great Portland Estates PLC	3,059	12,638
Helical PLC	1,040	2,996
Highwoods Properties Inc.	653	18,571
Ichigo Office REIT Investment Corp.	5	2,919
Inmobiliaria Colonial SOCIMI SA	2,841	18,413
Japan Excellent Inc.	8	7,228
Japan Prime Realty Investment Corp.	5	12,348
Japan Real Estate Investment Corp.	37	29,364
JBG SMITH Properties	592	8,276
JR Global REIT	806	1,553
Keppel REIT	17,700	11,595
Kilroy Realty Corp.	879	27,697
Mori Hills REIT Investment Corp.	10	9,205
Nippon Building Fund Inc.	40	37,128
NSI NV	170	4,164
One REIT Inc.	1	1,683
Orix JREIT Inc.	14	17,633
Paramount Group Inc.	1,716	7,362
Piedmont Office Realty Trust Inc., Class A	1,132	6,690
Precinct Properties Group	6,115	3,923
Prosperity REIT	7,000	1,056
Regional REIT Ltd.(c)	787	1,250
Sankei Real Estate Inc.	3	1,857
Shinhan Alpha REIT Co. Ltd.	805	3,293
SL Green Realty Corp.	564	29,672
Vornado Realty Trust	1,521	53,661
Workspace Group PLC	847	5,019
		618,323
Other Specialized REITs — 4.2%
Arena REIT	1,626	3,872
Charter Hall Social Infrastructure REIT	1,579	2,957
EPR Properties	336	16,629
Four Corners Property Trust Inc.	366	10,230
Gaming and Leisure Properties Inc.	1,247	59,681
Iron Mountain Inc.	1,124	100,789
Safehold Inc.	370	5,828
VICI Properties Inc., Class A	6,059	194,009
		393,995
Real Estate Development — 0.3%
Lifestyle Communities Ltd.	742	3,389
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Development (continued)
Sino Land Co. Ltd.	20,000	$20,554
		23,943
Real Estate Operating Companies — 8.0%
Abrdn European Logistics Income PLC(c)	3,605	2,743
Aeon Mall Co. Ltd.	400	7,675
Amot Investments Ltd.	954	5,048
Aroundtown SA(a)	3,567	10,657
Atrium Ljungberg AB, Class B	1,805	6,391
Azrieli Group Ltd.	275	20,021
CA Immobilien Anlagen AG	242	6,552
CapitaLand Investment Ltd./Singapore	11,700	24,659
Castellum AB(a)	2,859	34,795
Catena AB	264	12,428
Cibus Nordic Real Estate AB publ	262	4,528
Citycon OYJ	772	3,100
Corem Property Group AB, Class B	2,674	1,352
Deutsche EuroShop AG	94	2,062
Deutsche Wohnen SE	246	6,252
Dios Fastigheter AB	627	4,354
Entra ASA(a)(c)	476	5,481
Fabege AB	2,240	19,108
Fastighets AB Balder, Class B(a)	3,585	25,771
FastPartner AB, Class A	311	1,827
Grainger PLC	4,934	14,155
Grand City Properties SA(a)	348	4,154
Hongkong Land Holdings Ltd.	6,500	31,811
Hufvudstaden AB, Class A	987	12,018
Hulic Co. Ltd.	2,200	23,005
Hysan Development Co. Ltd.	4,000	6,520
Intershop Holding AG	27	4,430
Kennedy-Wilson Holdings Inc.	670	4,288
Kojamo OYJ(a)	999	11,628
LEG Immobilien SE	403	34,162
Melisron Ltd.	126	10,720
Mobimo Holding AG, Registered	35	13,518
NP3 Fastigheter AB	138	3,596
Nyfosa AB(a)	1,031	9,678
Pandox AB, Class B	528	8,806
Platzer Fastigheter Holding AB, Class B	498	3,914
PSP Swiss Property AG, Registered	230	40,956
Sagax AB, Class B	1,428	32,457
Samhallsbyggnadsbolaget i Norden AB	5,264	2,137
Sirius Real Estate Ltd.	7,363	9,072
StorageVault Canada Inc., NVS	1,233	3,372
Swire Properties Ltd.	6,000	13,260
Swiss Prime Site AG, Registered	383	54,005
TAG Immobilien AG(a)	819	13,334
VGP NV	55	5,089
Vonovia SE	3,783	125,483
Wallenstam AB, Class B	1,893	9,360
Wharf Real Estate Investment Co. Ltd.	9,000	21,524
Wihlborgs Fastigheter AB	1,412	14,646
		745,902
Retail REITs — 17.9%
Acadia Realty Trust	497	9,493
AEON REIT Investment Corp.	9	7,877
Agree Realty Corp.	467	36,243
Ascencio	18	963
Brixmor Property Group Inc.	1,359	33,853
BWP Trust	2,619	6,005
CapitaLand Integrated Commercial Trust	36,179	59,540
Security	Shares	Value
Retail REITs (continued)
Carmila SA	283	$6,152
Charter Hall Retail REIT	2,379	5,683
Choice Properties REIT	1,290	13,662
Crombie REIT	465	4,921
Curbline Properties Corp.	450	10,301
Eurocommercial Properties NV	331	9,565
Federal Realty Investment Trust	398	37,420
First Capital Real Estate Investment Trust	1,064	13,182
Fortune REIT	7,000	3,917
Frasers Centrepoint Trust	5,797	10,043
Frontier Real Estate Investment Corp.	13	7,217
Fukuoka REIT Corp.	4	4,377
Getty Realty Corp.	235	6,578
Hamborner REIT AG	370	2,630
Hammerson PLC, NVS	2,798	9,440
HomeCo Daily Needs REIT	8,377	6,567
Immobiliare Grande Distribuzione SIIQ SpA(a)	336	1,196
InvenTrust Properties Corp.	299	8,330
Japan Metropolitan Fund Invest	34	22,654
Kimco Realty Corp.	3,056	61,059
Kite Realty Group Trust	984	21,304
Kiwi Property Group Ltd.	6,992	3,426
Klepierre SA	1,306	47,804
Lendlease Global Commercial REIT	9,300	3,669
Link REIT	14,300	66,951
LOTTE REIT Co. Ltd.	963	2,429
Macerich Co. (The)	1,216	17,827
Mercialys SA	547	7,323
NETSTREIT Corp.	319	5,190
NewRiver REIT PLC	1,171	1,186
NNN REIT Inc.	813	33,422
Paragon REIT	6,900	5,177
Phillips Edison & Co. Inc.	563	19,536
Prinmaris REIT	496	5,174
Realty Income Corp.	7,621	440,951
Regency Centers Corp.	852	61,497
Region RE Ltd.	5,471	8,109
Retail Estates NV	60	4,399
RioCan REIT	1,382	17,262
Scentre Group	26,410	61,185
Shaftesbury Capital PLC	7,114	12,922
Simon Property Group Inc.	1,721	270,851
SITE Centers Corp.	222	2,628
SmartCentres Real Estate Investment Trust	582	10,761
Starhill Global REIT	9,600	3,642
Supermarket Income REIT PLC	5,509	5,697
Tanger Inc.	828	26,090
Unibail-Rodamco-Westfield, New	664	56,211
Urban Edge Properties	556	10,047
Vicinity Ltd.	17,926	27,110
Waypoint REIT Ltd.	3,317	5,432
Wereldhave NV	346	6,535
		1,670,615
Self Storage REITs — 6.3%
Abacus Storage King	2,511	2,374
Big Yellow Group PLC	1,239	16,680
CubeSmart	1,343	54,620
Extra Space Storage Inc.	1,230	180,220
National Storage Affiliates Trust	415	15,438
National Storage REIT	7,238	10,643
Public Storage	949	285,108
Safestore Holdings PLC	1,294	10,891

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Self Storage REITs (continued)
Shurgard Self Storage Ltd.	211	$8,755
		584,729
Single-Family Residential REITs — 3.5%
American Homes 4 Rent, Class A	1,787	66,816
Equity LifeStyle Properties Inc.	992	64,262
Invitation Homes Inc.	3,282	112,211
PRS REIT PLC	2,520	3,899
Sun Communities Inc.	651	81,004
		328,192
Total Long-Term Investments — 99.5% (Cost: $8,888,014)		9,265,923
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(d)(e)(f)	9,706	9,710
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(d)(e)	10,000	10,000
Total Short -Term Investments — 0.2% (Cost: $19,709)		19,710
Total Investments — 99.7% (Cost: $8,907,723)		9,285,633
Other Assets Less Liabilities — 0.3%		27,457
Net Assets — 100.0%		$9,313,090

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,212	$1,460 (a)	$—	$37	$1	$9,710	9,706	$401 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0 (a)	—	—	—	10,000	10,000	381	—
				$37	$1	$19,710		$782	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	1	06/20/25	$36	$(924)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® Environmentally Aware Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$924	$—	$—	$—	$924

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,563	$—	$—	$—	$1,563
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,114	$—	$—	$—	$2,114
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$27,165
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,110,342	$3,155,581	$—	$9,265,923
Short-Term Securities
Money Market Funds	19,710	—	—	19,710
	$6,130,052	$3,155,581	$—	$9,285,633
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(924)	$—	$—	$(924)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
April 30, 2025
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 6.5%
Abacus Group	1,205,469	$879,962
Abacus Storage King	1,321,167	1,249,324
Arena REIT	989,509	2,356,433
BWP Trust	1,329,106	3,047,408
Centuria Industrial REIT	1,268,783	2,389,515
Centuria Office REIT	1,097,436	862,519
Charter Hall Group	1,163,508	12,579,778
Charter Hall Long Wale REIT	1,605,798	3,944,970
Charter Hall Retail REIT	1,232,692	2,944,431
Charter Hall Social Infrastructure REIT	808,751	1,514,766
Cromwell Property Group	3,286,292	788,588
Dexus	2,656,093	12,785,430
Dexus Industria REIT	501,619	834,942
Goodman Group	4,881,743	93,455,285
GPT Group (The)	4,706,474	13,951,649
Growthpoint Properties Australia Ltd.	670,377	994,476
HealthCo REIT(a)	1,043,671	562,446
HomeCo Daily Needs REIT	4,247,093	3,329,651
Mirvac Group	9,690,628	14,135,253
National Storage REIT	3,370,540	4,956,090
Region RE Ltd.	2,899,276	4,297,360
Scentre Group	12,796,233	29,645,593
Stockland	5,880,249	20,664,580
Vicinity Ltd.	9,260,112	14,004,552
Waypoint REIT Ltd.	1,676,335	2,745,302
		248,920,303
Belgium — 1.1%
Aedifica SA	116,442	9,334,711
Ascencio	13,147	703,684
Care Property Invest NV	91,081	1,385,227
Cofinimmo SA	94,423	7,549,992
Home Invest Belgium SA, NVS	25,330	581,412
Montea NV	50,313	3,652,941
Retail Estates NV	30,543	2,239,362
Shurgard Self Storage Ltd.	77,475	3,214,521
Vastned NV	27,203	894,175
Warehouses De Pauw CVA	423,262	10,810,996
Xior Student Housing NV	96,330	3,124,260
		43,491,281
Canada — 2.1%
Allied Properties REIT	308,073	3,427,999
Boardwalk REIT	100,066	4,718,766
Canadian Apartment Properties REIT	409,480	12,504,793
Choice Properties REIT	681,973	7,222,404
Crombie REIT	267,224	2,828,085
Dream Industrial REIT	679,592	5,225,356
First Capital Real Estate Investment Trust	517,856	6,415,915
Granite Real Estate Investment Trust	155,633	7,139,294
H&R Real Estate Investment Trust	629,449	4,479,105
InterRent REIT(a)	343,340	2,811,772
Killam Apartment REIT	288,782	3,649,051
NorthWest Healthcare Properties REIT	529,439	1,889,482
Prinmaris REIT	236,399	2,465,848
RioCan REIT	731,840	9,141,364
SmartCentres Real Estate Investment Trust	321,361	5,941,892
		79,861,126
China — 0.0%
Yuexiu REIT(a)	5,761,000	541,161
Security	Shares	Value
France — 1.9%
ARGAN SA, NVS	30,128	$2,081,627
Carmila SA	141,445	3,074,672
Covivio SA/France	133,444	7,482,857
Gecina SA	126,846	13,021,834
ICADE	82,128	1,950,932
Klepierre SA	507,569	18,578,629
Mercialys SA	229,738	3,075,524
Unibail-Rodamco-Westfield, New	260,484	22,051,285
		71,317,360
Germany — 0.0%
Hamborner REIT AG	174,244	1,238,358
Guernsey — 0.0%
Regional REIT Ltd.(b)	398,283	632,704
Hong Kong — 0.9%
Champion REIT(a)	4,613,000	1,365,564
Fortune REIT	3,605,000	2,017,187
Link REIT	6,347,320	29,717,233
Prosperity REIT	2,856,000	430,788
Sunlight REIT(a)	2,460,000	611,431
		34,142,203
India — 0.3%
Embassy Office Parks REIT	2,156,848	9,744,188
Mindspace Business Parks REIT(b)	540,586	2,465,634
		12,209,822
Ireland — 0.0%
Irish Residential Properties REIT PLC	1,061,081	1,227,331
Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(c)	172,105	612,710
Japan — 6.0%
Activia Properties Inc.	1,690	4,052,374
Advance Residence Investment Corp.	6,611	6,812,018
AEON REIT Investment Corp.	4,254	3,723,016
Comforia Residential REIT Inc.	1,720	3,343,709
CRE Logistics REIT Inc.	1,458	1,463,403
Daiwa House REIT Investment Corp.	5,411	9,063,278
Daiwa Office Investment Corp.	1,315	2,817,380
Daiwa Securities Living Investments Corp.	4,741	2,993,399
Frontier Real Estate Investment Corp.	6,395	3,550,198
Fukuoka REIT Corp.	2,116	2,315,194
Global One Real Estate Investment Corp.	2,413	2,014,853
GLP J-REIT	11,279	9,728,662
Hankyu Hanshin REIT Inc.	1,638	1,655,088
Health Care & Medical Investment Corp.	863	663,369
Heiwa Real Estate REIT Inc.	2,562	2,359,565
Hoshino Resorts REIT Inc.	1,416	2,178,337
Hulic REIT Inc.	3,152	3,226,354
Ichigo Office REIT Investment Corp.	2,433	1,420,595
Industrial & Infrastructure Fund Investment Corp.	5,684	4,649,885
Invincible Investment Corp.	18,688	7,723,897
Japan Excellent Inc.	2,968	2,681,619
Japan Hotel REIT Investment Corp.	12,533	6,197,695
Japan Logistics Fund Inc.	6,732	4,402,519
Japan Metropolitan Fund Invest	17,147	11,424,691
Japan Prime Realty Investment Corp.	2,233	5,514,771
Japan Real Estate Investment Corp.	17,170	13,626,330
KDX Realty Investment Corp.	9,876	10,284,542
LaSalle Logiport REIT	4,546	4,336,643
Mirai Corp.(a)	4,684	1,362,287
Mitsubishi Estate Logistics REIT Investment Corp.	3,589	2,930,372
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Mitsui Fudosan Logistics Park Inc.	7,381	$5,268,239
Mori Hills REIT Investment Corp.	3,912	3,600,911
Mori Trust REIT Inc.	6,259	2,778,169
Nippon Accommodations Fund Inc.	5,701	4,650,712
Nippon Building Fund Inc.	18,836	17,483,750
Nippon Prologis REIT Inc.	6,008	9,936,178
Nippon REIT Investment Corp.	4,381	2,557,076
Nomura Real Estate Master Fund Inc.	10,877	10,828,686
NTT UD REIT Investment Corp.	3,462	3,251,930
One REIT Inc.(a)	591	994,702
Orix JREIT Inc.	6,479	8,160,140
Samty Residential Investment Corp.	992	643,919
Sankei Real Estate Inc.	1,164	720,365
Sekisui House REIT Inc.	10,189	5,496,754
SOSiLA Logistics REIT Inc.	1,780	1,377,056
Star Asia Investment Corp.	6,284	2,408,084
Starts Proceed Investment Corp.(a)	611	724,894
Takara Leben Real Estate Investment Corp.	2,141	1,274,415
Tokyu REIT Inc.	2,325	2,909,429
United Urban Investment Corp.	5,274	5,549,865
		229,131,317
Malaysia — 0.1%
Axis Real Estate Investment Trust(a)	4,596,500	2,034,721
Pavilion REIT(a)	3,701,600	1,243,536
		3,278,257
Mexico — 0.6%
Concentradora Fibra Danhos SA de CV	597,315	674,361
FIBRA Macquarie Mexico(b)	1,857,876	2,912,272
Fibra Uno Administracion SA de CV	7,029,056	9,064,778
Prologis Property Mexico SA de CV	2,422,762	8,629,557
TF Administradora Industrial S de Real de CV(a)	185,460	349,915
		21,630,883
Netherlands — 0.2%
Eurocommercial Properties NV	105,133	3,037,966
NSI NV	46,211	1,131,766
Wereldhave NV	84,879	1,603,191
		5,772,923
New Zealand — 0.2%
Argosy Property Ltd.	2,044,910	1,214,676
Goodman Property Trust	2,580,409	2,812,620
Kiwi Property Group Ltd.	3,934,309	1,928,008
Stride Property Group	1,381,392	903,746
		6,859,050
Philippines — 0.0%
AREIT Inc.	2,639,120	1,863,780
Saudi Arabia — 0.1%
Al Maather REIT Fund	122,683	304,177
Al Rajhi REIT	558,407	1,256,470
Alahli REIT Fund 1	117,619	221,068
Alinma Retail REIT Fund, NVS	235,529	296,574
Al-Jazira Reit Fund	32,502	126,622
Alkhabeer REIT	330,445	521,534
Bonyan REIT, NVS	170,340	424,432
Derayah REIT	230,796	345,006
Jadwa REIT Alharamain Fund, NVS	167,806	279,535
Mulkia Gulf Real Estate REIT Fund, NVS	220,913	297,421
Musharaka Real Estate Income Fund, NVS	214,114	258,013
Riyad REIT Fund	332,132	529,078
Sedco Capital REIT Fund	379,542	721,453
		5,581,383
Security	Shares	Value
Singapore — 2.9%
AIMS APAC REIT(a)	1,526,928	$1,439,683
CapitaLand Ascendas REIT	8,780,614	17,891,888
CapitaLand Ascott Trust	6,175,932	4,040,954
CapitaLand China Trust(a)	2,875,130	1,517,955
CapitaLand Integrated Commercial Trust	13,418,004	22,082,012
CDL Hospitality Trusts	2,117,500	1,289,378
Digital Core REIT Management Pte. Ltd.	2,180,900	1,091,008
ESR-REIT, NVS	1,628,394	2,744,115
Far East Hospitality Trust	2,548,500	1,063,767
First REIT	2,938,200	584,895
Frasers Centrepoint Trust	2,870,633	4,973,088
Frasers Logistics & Commercial Trust(a)	7,031,600	4,823,238
Keppel DC REIT	4,024,393	6,658,135
Keppel REIT	5,841,400	3,826,750
Lendlease Global Commercial REIT(a)	4,244,891	1,674,696
Mapletree Industrial Trust	4,871,010	7,534,864
Mapletree Logistics Trust	8,320,813	7,160,320
Mapletree Pan Asia Commercial Trust(a)	5,619,691	5,262,945
OUE REIT(a)	5,629,400	1,207,543
Paragon REIT	2,660,100	1,995,941
Parkway Life REIT(a)	1,068,300	3,460,703
Sasseur REIT	1,323,900	644,973
Starhill Global REIT	3,500,700	1,327,940
Stoneweg European REIT	790,300	1,342,595
Suntec REIT(a)	5,227,100	4,608,556
		110,247,942
South Africa — 0.4%
Attacq Ltd.	1,703,050	1,305,096
Burstone Group Ltd.(a)	1,348,343	634,983
Emira Property Fund Ltd.	617,481	338,596
Equites Property Fund Ltd.	1,960,928	1,600,444
Growthpoint Properties Ltd.	8,219,024	5,794,046
Redefine Properties Ltd.	13,958,438	3,466,863
Resilient REIT Ltd.(a)	704,010	2,287,879
Stor-Age Property REIT Ltd.	928,500	752,101
		16,180,008
South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	290,937	997,540
JR Global REIT	268,094	516,574
LOTTE REIT Co. Ltd.	380,891	960,911
Shinhan Alpha REIT Co. Ltd.	245,938	1,005,978
SK REITs Co. Ltd.	450,702	1,572,771
		5,053,774
Spain — 0.4%
Inmobiliaria Colonial SOCIMI SA	818,159	5,302,569
Merlin Properties SOCIMI SA	923,491	10,472,639
		15,775,208
Thailand — 0.1%
CPN Retail Growth Leasehold REIT	5,877,800	2,163,816
Turkey — 0.1%
AKIS Gayrimenkul Yatirimi A/S	2,953,606	466,504
Akmerkez Gayrimenkul Yatirim Ortakligi AS	30,582	153,328
Alarko Gayrimenkul Yatirim Ortakligi A/S	349,688	157,578
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(c)	4,789,054	1,442,322
Is Gayrimenkul Yatirim Ortakligi AS(c)	1,103,556	412,661
		2,632,393
United Kingdom — 4.3%
AEW U.K. REIT PLC	411,876	558,788
Assura PLC	8,003,036	5,175,348
Big Yellow Group PLC	459,274	6,183,149

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
British Land Co. PLC (The)	2,447,546	$12,876,194
Care Reit PLC, Class B	812,617	1,168,423
CLS Holdings PLC	339,617	286,549
Custodian Property Income REIT PLC	975,267	1,029,848
Derwent London PLC	277,131	7,176,134
Empiric Student Property PLC	1,443,794	1,754,821
Great Portland Estates PLC	865,342	3,575,050
Hammerson PLC, NVS	1,208,445	4,077,192
Helical PLC	302,731	872,082
Home REIT PLC(c)(d)	1,719,812	229,199
Land Securities Group PLC	1,826,840	14,476,411
Life Science Reit PLC	917,355	534,765
LondonMetric Property PLC	4,870,648	12,496,671
NewRiver REIT PLC	1,013,233	1,026,256
Picton Property Income Ltd.	1,312,017	1,332,727
Primary Health Properties PLC	3,251,137	4,436,780
PRS REIT PLC	1,239,716	1,918,109
Residential Secure Income PLC, NVS(b)	484,588	377,154
Safestore Holdings PLC	522,875	4,400,816
Schroder REIT Ltd.(a)	1,157,541	817,322
Segro PLC	3,332,004	30,310,092
Shaftesbury Capital PLC	3,679,014	6,682,867
Sirius Real Estate Ltd.	3,698,679	4,557,075
Supermarket Income REIT PLC	3,107,546	3,213,749
Target Healthcare REIT PLC	1,501,879	1,973,660
Triple Point Social Housing REIT PLC(b)	850,652	809,436
Tritax Big Box REIT PLC	6,064,744	11,601,168
UNITE Group PLC (The)	994,019	11,420,309
Urban Logistics REIT PLC	1,139,657	2,211,404
Warehouse REIT PLC	1,007,453	1,450,044
Workspace Group PLC	338,679	2,006,863
		163,016,455
United States — 71.1%
Acadia Realty Trust	287,213	5,485,768
Agree Realty Corp.	250,586	19,447,979
Alexander & Baldwin Inc.	177,048	3,041,685
Alexandria Real Estate Equities Inc.	421,982	30,661,212
American Assets Trust Inc.	116,343	2,179,104
American Healthcare REIT Inc.	370,648	11,964,517
American Homes 4 Rent, Class A	831,248	31,080,363
Americold Realty Trust Inc.	701,308	13,563,297
Apartment Investment & Management Co., Class A	343,972	2,720,819
Apple Hospitality REIT Inc.	557,200	6,558,244
Armada Hoffler Properties Inc.	190,359	1,288,730
AvalonBay Communities Inc.	349,073	73,298,349
Brandywine Realty Trust	407,119	1,612,191
Brixmor Property Group Inc.	736,060	18,335,255
Broadstone Net Lease Inc.	464,085	7,508,895
BXP Inc.	386,261	24,616,414
Camden Property Trust	254,804	28,996,695
CareTrust REIT Inc.	460,313	13,473,362
Centerspace	39,994	2,414,038
COPT Defense Properties	274,710	7,172,678
Cousins Properties Inc.	412,299	11,354,714
CubeSmart	549,178	22,335,069
Curbline Properties Corp.	231,098	5,289,833
DiamondRock Hospitality Co.	499,485	3,666,220
Digital Realty Trust Inc.	815,497	130,919,888
Douglas Emmett Inc.	374,099	5,173,789
Easterly Government Properties Inc.(a)	98,625	1,989,266
EastGroup Properties Inc.	121,013	19,775,944
Elme Communities	214,978	3,347,207
Security	Shares	Value
United States (continued)
Empire State Realty Trust Inc., Class A	333,064	$2,371,416
EPR Properties	183,585	9,085,622
Equinix Inc.	237,267	204,227,570
Equity LifeStyle Properties Inc.	464,751	30,106,570
Equity Residential	929,480	65,305,265
Essential Properties Realty Trust Inc.	427,303	13,746,338
Essex Property Trust Inc.	157,083	43,849,719
Extra Space Storage Inc.	514,669	75,409,302
Federal Realty Investment Trust	207,198	19,480,756
First Industrial Realty Trust Inc.	324,576	15,443,326
Four Corners Property Trust Inc.	236,496	6,610,063
Gaming and Leisure Properties Inc.	639,903	30,625,758
Getty Realty Corp.	122,577	3,430,930
Global Net Lease Inc.	493,115	3,723,018
Healthcare Realty Trust Inc., Class A	871,789	13,538,883
Healthpeak Properties Inc.	1,719,741	30,680,179
Highwoods Properties Inc.	258,586	7,354,186
Host Hotels & Resorts Inc.	1,717,874	24,256,381
Independence Realty Trust Inc.	552,922	10,743,274
Innovative Industrial Properties Inc.	69,861	3,794,151
InvenTrust Properties Corp.	190,452	5,305,993
Invitation Homes Inc.	1,505,848	51,484,943
Iron Mountain Inc.	716,454	64,244,430
JBG SMITH Properties	200,370	2,801,173
Kilroy Realty Corp.	286,956	9,041,984
Kimco Realty Corp.	1,620,851	32,384,603
Kite Realty Group Trust	528,719	11,446,766
Lineage Inc.(a)	152,465	7,353,387
LTC Properties Inc.	108,181	3,880,452
LXP Industrial Trust	704,848	5,561,251
Macerich Co. (The)	613,127	8,988,442
Medical Properties Trust Inc.	1,463,748	8,079,889
Mid-America Apartment Communities Inc.	285,731	45,616,954
National Health Investors Inc.	106,299	8,043,645
National Storage Affiliates Trust	173,151	6,441,217
NETSTREIT Corp.	199,080	3,239,032
NexPoint Residential Trust Inc.	53,663	2,000,557
NNN REIT Inc.	458,246	18,838,493
Omega Healthcare Investors Inc.	661,847	25,845,125
Paramount Group Inc.	454,117	1,948,162
Park Hotels & Resorts Inc.	503,290	5,002,703
Pebblebrook Hotel Trust(a)	287,566	2,602,472
Phillips Edison & Co. Inc.	300,814	10,438,246
Piedmont Office Realty Trust Inc., Class A	303,908	1,796,096
Prologis Inc.	2,274,779	232,482,414
Public Storage	389,199	116,927,056
Realty Income Corp.	2,144,968	124,107,849
Regency Centers Corp.	444,462	32,081,267
Rexford Industrial Realty Inc.	540,612	17,894,257
RLJ Lodging Trust	369,800	2,592,298
Ryman Hospitality Properties Inc.	143,348	12,607,457
Sabra Health Care REIT Inc.	578,245	10,321,673
Safehold Inc.	126,013	1,984,705
Sila Realty Trust Inc.(a)	140,593	3,621,676
Simon Property Group Inc.	796,193	125,304,854
SITE Centers Corp.	114,449	1,355,076
SL Green Realty Corp.	176,097	9,264,463
STAG Industrial Inc.	446,322	14,742,016
Summit Hotel Properties Inc.	262,121	1,066,832
Sun Communities Inc.	310,170	38,594,453
Sunstone Hotel Investors Inc.	490,912	4,094,206
Tanger Inc.	265,207	8,356,673
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Terreno Realty Corp.	241,481	$13,602,625
UDR Inc.	807,729	33,827,691
UMH Properties Inc.	174,555	3,084,387
Urban Edge Properties	309,254	5,588,220
Ventas Inc.	1,029,952	72,179,036
Veris Residential Inc.	191,243	2,968,091
VICI Properties Inc., Class A	2,592,611	83,015,404
Vornado Realty Trust	431,011	15,206,068
Welltower Inc.	1,517,022	231,482,387
WP Carey Inc.	533,381	33,304,310
Xenia Hotels & Resorts Inc.	246,382	2,631,360
		2,719,729,051
Total Common Stocks — 99.4% (Cost: $3,907,479,307)		3,803,110,599
Investment Companies
Investment Grade Bonds — 0.1%
Hedge Brasil Shopping FII	30,999	1,078,245
Total Investment Companies — 0.1% (Cost: $1,172,218)		1,078,245
Total Long-Term Investments — 99.5% (Cost: $3,908,651,525)		3,804,188,844
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(e)(f)(g)	13,885,367	$13,890,921
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(e)(f)	9,860,000	9,860,000
Total Short-Term Securities — 0.6% (Cost: $23,751,273)		23,750,921
Total Investments — 100.1% (Cost: $3,932,402,798)		3,827,939,765
Liabilities in Excess of Other Assets — (0.1)%		(2,619,755)
Net Assets — 100.0%		$3,825,320,010

(a)	All or a portion of this security is on loan.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$12,079,462	$1,813,867 (a)	$—	$(1,515)	$(893)	$13,890,921	13,885,367	$165,736 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,200,000	2,660,000 (a)	—	—	—	9,860,000	9,860,000	398,380	—
				$(1,515)	$(893)	$23,750,921		$564,116	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	26	06/19/25	$3,390	$76,100
Dow Jones U.S. Real Estate Index	478	06/20/25	17,165	(164,763)
				$(88,663)

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® Global REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$76,100	$—	$—	$—	$76,100
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$164,763	$—	$—	$—	$164,763

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$974,076	$—	$—	$—	$974,076
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$948,318	$—	$—	$—	$948,318
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$17,388,155
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,871,943,350	$930,938,050	$229,199	$3,803,110,599
Investment Companies	1,078,245	—	—	1,078,245
Short-Term Securities
Money Market Funds	23,750,921	—	—	23,750,921
	$2,896,772,516	$930,938,050	$229,199	$3,827,939,765
Derivative Financial Instruments(a)
Assets
Equity Contracts	$76,100	$—	$—	$76,100
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® Global REIT ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(164,763)	$—	$—	$(164,763)
	$(88,663)	$—	$—	$(88,663)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
April 30, 2025
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 16.4%
Abacus Group	71,082	$51,888
Abacus Storage King	79,295	74,983
Arena REIT	57,430	136,765
BWP Trust	78,750	180,560
Centuria Industrial REIT	76,942	144,906
Centuria Office REIT	69,480	54,607
Charter Hall Group	68,518	740,813
Charter Hall Long Wale REIT	95,109	233,655
Charter Hall Retail REIT	71,304	170,318
Charter Hall Social Infrastructure REIT	48,356	90,569
Cromwell Property Group	177,402	42,570
Dexus	156,412	752,908
Dexus Industria REIT	29,749	49,517
Goodman Group	288,118	5,515,684
GPT Group (The)	279,619	828,889
Growthpoint Properties Australia Ltd.	38,519	57,141
HealthCo REIT	67,479	36,365
HomeCo Daily Needs REIT	253,996	199,129
Ingenia Communities Group	53,691	190,477
Lifestyle Communities Ltd.	15,770	72,035
Mirvac Group	572,839	835,573
National Storage REIT	197,785	290,826
NEXTDC Ltd.(a)	93,289	708,281
Region RE Ltd.	168,559	249,841
Scentre Group	755,986	1,751,426
Stockland	347,179	1,220,069
Vicinity Ltd.	547,214	827,580
Waypoint REIT Ltd.	96,747	158,441
		15,665,816
Austria — 0.1%
CA Immobilien Anlagen AG	4,997	135,283
Belgium — 2.9%
Aedifica SA	6,954	557,476
Ascencio	779	41,695
Care Property Invest NV	5,339	81,199
Cofinimmo SA	5,532	442,335
Home Invest Belgium SA, NVS	1,622	37,231
Montea NV	2,976	216,070
Retail Estates NV	1,845	135,272
Shurgard Self Storage Ltd.	4,462	185,133
Vastned NV	1,499	49,273
VGP NV	1,944	179,871
Warehouses De Pauw CVA	24,870	635,232
Xior Student Housing NV	5,708	185,127
		2,745,914
Canada — 5.5%
Allied Properties REIT	18,234	202,894
Boardwalk REIT	5,903	278,365
Canadian Apartment Properties REIT	23,875	729,100
Chartwell Retirement Residences	39,396	494,665
Choice Properties REIT	40,379	427,632
Crombie REIT	15,636	165,479
Dream Industrial REIT	40,352	310,265
First Capital Real Estate Investment Trust	30,905	382,894
Granite Real Estate Investment Trust	9,157	420,056
H&R Real Estate Investment Trust	37,286	265,324
InterRent REIT(b)	19,974	163,576
Killam Apartment REIT	17,076	215,772
NorthWest Healthcare Properties REIT	32,460	115,844
Security	Shares	Value
Canada (continued)
Prinmaris REIT	13,821	$144,165
RioCan REIT	43,386	541,932
SmartCentres Real Estate Investment Trust	18,866	348,828
StorageVault Canada Inc., NVS	34,475	94,277
		5,301,068
Finland — 0.3%
Citycon OYJ	12,595	50,576
Kojamo OYJ(a)	23,133	269,267
		319,843
France — 4.4%
ARGAN SA, NVS	1,801	124,436
Carmila SA	8,160	177,379
Covivio SA/France	7,832	439,179
Gecina SA	7,507	770,658
ICADE	4,746	112,740
Klepierre SA	29,880	1,093,702
Mercialys SA	13,555	181,462
Unibail-Rodamco-Westfield, New	15,391	1,302,926
		4,202,482
Germany — 5.6%
Aroundtown SA(a)	98,808	295,200
Deutsche EuroShop AG	2,569	56,365
Deutsche Wohnen SE	7,194	182,820
Grand City Properties SA(a)	9,251	110,413
Hamborner REIT AG	10,214	72,591
LEG Immobilien SE	10,791	914,744
TAG Immobilien AG(a)	22,077	359,434
Vonovia SE	102,326	3,394,163
		5,385,730
Guernsey — 0.1%
PPHE Hotel Group Ltd.	2,840	47,286
Regional REIT Ltd.(c)	17,022	27,041
		74,327
Hong Kong — 6.8%
Champion REIT	282,000	83,479
Fortune REIT	207,000	115,827
Hongkong Land Holdings Ltd.	150,200	735,079
Hysan Development Co. Ltd.	87,000	141,818
Link REIT	375,640	1,758,692
New World Development Co. Ltd.(a)(b)	206,333	126,355
Prosperity REIT	187,000	28,206
Sino Land Co. Ltd.	530,800	545,503
Sun Hung Kai Properties Ltd.	206,500	1,958,944
SUNeVision Holdings Ltd.	88,000	73,578
Sunlight REIT	148,000	36,785
Swire Properties Ltd.	152,400	336,800
Wharf Real Estate Investment Co. Ltd.	224,900	537,860
		6,478,926
Ireland — 0.1%
Irish Residential Properties REIT PLC	65,864	76,184
Israel — 0.9%
Amot Investments Ltd.	31,247	165,345
Azrieli Group Ltd.	5,310	386,591
Melisron Ltd.	3,675	312,659
		864,595
Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(a)	9,371	33,362
Japan — 26.2%
Activia Properties Inc.	99	237,388
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Advance Residence Investment Corp.	388	$399,798
Aeon Mall Co. Ltd.	13,400	257,114
AEON REIT Investment Corp.	253	221,421
Comforia Residential REIT Inc.	104	202,178
CRE Logistics REIT Inc.	87	87,322
Daiwa House REIT Investment Corp.	320	535,991
Daiwa Office Investment Corp.	77	164,972
Daiwa Securities Living Investments Corp.	284	179,313
Frontier Real Estate Investment Corp.	375	208,182
Fukuoka REIT Corp.	123	134,579
Global One Real Estate Investment Corp.	140	116,900
GLP J-REIT	657	566,693
Hankyu Hanshin REIT Inc.	97	98,012
Health Care & Medical Investment Corp.	53	40,740
Heiwa Real Estate Co. Ltd.	3,800	125,225
Heiwa Real Estate REIT Inc.	148	136,306
Hoshino Resorts REIT Inc.	85	130,762
Hulic Co. Ltd.	86,800	907,659
Hulic REIT Inc.	183	187,317
Ichigo Office REIT Investment Corp.	142	82,912
Industrial & Infrastructure Fund Investment Corp.	340	278,142
Invincible Investment Corp.	1,109	458,358
Japan Excellent Inc.	176	159,018
Japan Hotel REIT Investment Corp.	738	364,948
Japan Logistics Fund Inc.	399	260,934
Japan Metropolitan Fund Invest	1,014	675,607
Japan Prime Realty Investment Corp.	132	325,996
Japan Real Estate Investment Corp.	1,011	802,342
KDX Realty Investment Corp.	584	608,158
LaSalle Logiport REIT	264	251,842
Mirai Corp.	269	78,236
Mitsubishi Estate Co. Ltd.	171,100	3,005,538
Mitsubishi Estate Logistics REIT Investment Corp.	213	173,912
Mitsui Fudosan Co. Ltd.	400,200	3,966,241
Mitsui Fudosan Logistics Park Inc.	442	315,481
Mori Hills REIT Investment Corp.	230	211,710
Mori Trust REIT Inc.	364	161,568
Nippon Accommodations Fund Inc.	335	273,283
Nippon Building Fund Inc.	1,111	1,031,240
Nippon Prologis REIT Inc.	359	593,723
Nippon REIT Investment Corp.	259	151,172
Nomura Real Estate Holdings Inc.	77,800	462,711
Nomura Real Estate Master Fund Inc.	644	641,139
NTT UD REIT Investment Corp.	206	193,500
One REIT Inc.(b)	35	58,908
Orix JREIT Inc.	382	481,120
Samty Residential Investment Corp.	61	39,596
Sankei Real Estate Inc.	68	42,083
Sekisui House REIT Inc.	606	326,924
SOSiLA Logistics REIT Inc.	103	79,684
Star Asia Investment Corp.	363	139,105
Starts Proceed Investment Corp.(b)	36	42,711
Sumitomo Realty & Development Co. Ltd.	61,600	2,294,370
Takara Leben Real Estate Investment Corp.	130	77,382
Tokyo Tatemono Co. Ltd.	28,500	510,957
Tokyu REIT Inc.	136	170,186
United Urban Investment Corp.	308	324,110
		25,052,719
Netherlands — 0.4%
Eurocommercial Properties NV	6,159	177,973
NSI NV	2,723	66,689
Security	Shares	Value
Netherlands (continued)
Wereldhave NV	5,063	$95,630
		340,292
New Zealand — 0.5%
Argosy Property Ltd.	120,363	71,495
Goodman Property Trust	151,348	164,968
Kiwi Property Group Ltd.	237,386	116,331
Precinct Properties Group	195,345	125,318
Stride Property Group	79,197	51,813
		529,925
Norway — 0.2%
Entra ASA(a)(c)	10,427	120,071
Public Property Invest AS(a)	18,792	34,176
		154,247
Singapore — 8.0%
AIMS APAC REIT	91,426	86,202
CapitaLand Ascendas REIT	519,090	1,057,728
CapitaLand Ascott Trust	363,630	237,926
CapitaLand Integrated Commercial Trust	794,277	1,307,142
CapitaLand Investment Ltd./Singapore	332,300	700,353
CDL Hospitality Trusts	126,721	77,162
City Developments Ltd.	66,800	254,344
Digital Core REIT Management Pte. Ltd.	128,800	64,433
ESR-REIT, NVS	97,072	163,582
Far East Hospitality Trust	147,300	61,484
Frasers Centrepoint Trust	169,410	293,486
Frasers Logistics & Commercial Trust	418,000	286,722
Keppel DC REIT	237,697	393,257
Keppel REIT	345,200	226,143
Lendlease Global Commercial REIT	252,547	99,635
Mapletree Industrial Trust	286,645	443,405
Mapletree Logistics Trust(b)	492,060	423,433
Mapletree Pan Asia Commercial Trust	333,417	312,251
OUE REIT(b)	306,900	65,832
Paragon REIT	156,565	117,475
Parkway Life REIT(b)	63,400	205,381
Starhill Global REIT	215,800	81,861
Stoneweg European REIT	46,200	78,487
Suntec REIT(b)	312,300	275,344
UOL Group Ltd.(b)	71,300	315,408
		7,628,476
South Korea — 0.3%
ESR Kendall Square REIT Co. Ltd.	17,069	58,525
JR Global REIT	16,921	32,604
LOTTE REIT Co. Ltd.	21,501	54,243
Shinhan Alpha REIT Co. Ltd.	14,699	60,124
SK REITs Co. Ltd.	26,607	92,848
		298,344
Spain — 1.0%
Inmobiliaria Colonial SOCIMI SA	47,816	309,900
Merlin Properties SOCIMI SA	54,710	620,426
		930,326
Sweden — 5.2%
Atrium Ljungberg AB, Class B	32,195	114,000
Castellum AB(a)	61,958	754,042
Catena AB	5,855	275,632
Cibus Nordic Real Estate AB publ	9,002	155,583
Corem Property Group AB, Class B	89,223	45,119
Dios Fastigheter AB	15,116	104,969
Fabege AB	32,485	277,108
Fastighets AB Balder, Class B(a)	97,741	702,605

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
FastPartner AB, Class A	7,808	$45,878
Hufvudstaden AB, Class A	15,643	190,467
Intea Fastigheter AB(a)	8,468	56,071
Logistea AB, Class B(a)	22,387	33,789
Neobo Fastigheter AB(a)	18,869	33,038
NP3 Fastigheter AB	5,847	152,359
Nyfosa AB(a)	22,940	215,336
Pandox AB, Class B	15,351	256,022
Platzer Fastigheter Holding AB, Class B	9,087	71,413
Sagax AB, Class B	31,288	711,154
Samhallsbyggnadsbolaget i Norden AB(b)	168,901	68,568
Wallenstam AB, Class B	58,229	287,905
Wihlborgs Fastigheter AB	38,494	399,274
		4,950,332
Switzerland — 3.9%
Allreal Holding AG, Registered	2,115	466,019
Intershop Holding AG	795	130,440
Mobimo Holding AG, Registered	1,032	398,601
Peach Property Group AG(a)	4,743	36,072
PSP Swiss Property AG, Registered	6,573	1,170,458
Swiss Prime Site AG, Registered	11,095	1,564,462
		3,766,052
United Kingdom — 10.4%
Abrdn European Logistics Income PLC(c)	57,918	44,074
AEW U.K. REIT PLC	22,628	30,699
Assura PLC	467,547	302,350
Big Yellow Group PLC	27,238	366,702
British Land Co. PLC (The)	145,671	766,355
Care Reit PLC, Class B	46,902	67,438
CLS Holdings PLC	22,736	19,183
Custodian Property Income REIT PLC	57,557	60,778
Derwent London PLC	16,264	421,146
Empiric Student Property PLC	88,222	107,227
Grainger PLC	107,610	308,727
Great Portland Estates PLC	51,422	212,443
Hammerson PLC, NVS	70,693	238,512
Helical PLC	17,982	51,801
Home REIT PLC(a)(d)	191,393	25,507
Land Securities Group PLC	108,139	856,925
Life Science Reit PLC	50,609	29,502
LondonMetric Property PLC	288,354	739,833
NewRiver REIT PLC	58,990	59,748
Picton Property Income Ltd.	78,200	79,434
Primary Health Properties PLC	189,431	258,514
PRS REIT PLC	74,633	115,473
Security	Shares	Value
United Kingdom (continued)
Residential Secure Income PLC, NVS(c)	28,508	$22,188
Safestore Holdings PLC	31,005	260,956
Schroder REIT Ltd.	73,610	51,975
Segro PLC	196,676	1,789,094
Shaftesbury Capital PLC	217,212	394,562
Sirius Real Estate Ltd.	218,993	269,817
Supermarket Income REIT PLC	180,624	186,797
Target Healthcare REIT PLC	90,007	118,281
Triple Point Social Housing REIT PLC(c)	52,829	50,269
Tritax Big Box REIT PLC	357,873	684,571
UNITE Group PLC (The)	58,681	674,188
Urban Logistics REIT PLC	66,986	129,981
Warehouse REIT PLC	56,373	81,139
Workspace Group PLC	19,878	117,788
		9,993,977
Total Long-Term Investments — 99.2% (Cost: $128,745,064)		94,928,220
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(e)(f)(g)	1,300,414	1,300,934
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(e)(f)	120,000	120,000
Total Short-Term Securities — 1.5% (Cost: $1,421,069)		1,420,934
Total Investments — 100.7% (Cost: $130,166,133)		96,349,154
Liabilities in Excess of Other Assets — (0.7)%		(644,823)
Net Assets — 100.0%		$95,704,331

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares® International Developed Real Estate ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,068,726	$—	$(767,670)(a)	$(381)	$259	$1,300,934	1,300,414	$20,549 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	70,000 (a)	—	—	—	120,000	120,000	5,288	—
				$(381)	$259	$1,420,934		$25,837	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	3	05/29/25	$89	$814
Mini TOPIX Index	8	06/12/25	149	(193)
Dow Jones U.S. Real Estate Index	10	06/20/25	359	(4,106)
Euro STOXX 50 Index	3	06/20/25	175	(4,405)
				$(7,890)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$814	$—	$—	$—	$814
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,704	$—	$—	$—	$8,704

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
April 30, 2025
iShares® International Developed Real Estate ETF

For the period ended April 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$70,481	$—	$—	$—	$70,481
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,503	$—	$—	$—	$5,503
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$581,983
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$8,696,769	$86,205,944	$25,507	$94,928,220
Short-Term Securities
Money Market Funds	1,420,934	—	—	1,420,934
	$10,117,703	$86,205,944	$25,507	$96,349,154
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$814	$—	$814
Liabilities
Equity Contracts	(4,106)	(4,598)	—	(8,704)
	$(4,106)	$(3,784)	$—	$(7,890)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
April 30, 2025

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$9,265,923	$3,804,188,844	$94,928,220
Investments, at value—affiliated(c)	19,710	23,750,921	1,420,934
Cash	5,050	106,493	6,979
Cash pledged for futures contracts	3,000	1,075,000	29,000
Foreign currency collateral pledged for futures contracts(d)	—	231,879	31,564
Foreign currency, at value(e)	9,205	2,565,168	100,931
Receivables:
Investments sold	—	—	20,976
Securities lending income—affiliated	3	5,985	1,052
Dividends—unaffiliated	20,793	6,360,151	516,411
Dividends—affiliated	30	33,884	217
Tax reclaims	1,044	1,273,893	117,281
Variation margin on futures contracts	168	132,515	3,655
Other assets	52	—	2,085
Total assets	9,324,978	3,839,724,733	97,179,305
LIABILITIES
Collateral on securities loaned, at value	9,672	13,913,782	1,304,671
Payables:
Deferred foreign capital gain tax	—	66,039	—
Foreign taxes	—	964	—
Investment advisory fees	2,216	423,938	35,905
IRS compliance fee for foreign withholding tax claims	—	—	132,426
Professional fees	—	—	1,972
Total liabilities	11,888	14,404,723	1,474,974
Commitments and contingent liabilities
NET ASSETS	$9,313,090	$3,825,320,010	$95,704,331
NET ASSETS CONSIST OF
Paid-in capital	$8,978,314	$4,172,644,671	$236,037,701
Accumulated earnings (loss)	334,776	(347,324,661)	(140,333,370)
NET ASSETS	$9,313,090	$3,825,320,010	$95,704,331
NET ASSET VALUE
Shares outstanding	360,000	158,250,000	4,500,000
Net asset value	$25.87	$24.17	$21.27
Shares authorized	Unlimited	Unlimited	Unlimited
Par value	None	None	None
(a) Investments, at cost—unaffiliated	$8,888,014	$3,908,651,525	$128,745,064
(b) Securities loaned, at value	$9,169	$12,958,733	$1,251,798
(c) Investments, at cost—affiliated	$19,709	$23,751,273	$1,421,069
(d) Foreign currency collateral pledged, at cost	$—	$233,145	$31,115
(e) Foreign currency, at cost	$9,098	$2,555,295	$99,784
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended April 30, 2025

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF
INVESTMENT INCOME
Dividends—unaffiliated	$331,337	$131,739,569	$4,228,147
Dividends—affiliated	381	398,380	5,288
Interest—unaffiliated	343	71,597	2,276
Securities lending income—affiliated—net	401	165,736	20,549
Other income—unaffiliated	53	—	2,085
Foreign taxes withheld	(15,551)	(5,385,977)	(363,891)
IRS compliance fee for foreign withholding tax claims	—	—	(8,555)
Total investment income	316,964	126,989,305	3,885,899
EXPENSES
Investment advisory	28,226	5,275,142	466,620
Professional	—	—	1,813
Interest expense	—	1,842	49
Total expenses	28,226	5,276,984	468,482
Net investment income	288,738	121,712,321	3,417,417
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	31,940	(42,359,777)	(5,057,961)
Investments—affiliated	37	(1,515)	(381)
Foreign currency transactions	476	230,366	3,363
Futures contracts	1,563	974,076	70,481
In-kind redemptions—unaffiliated(a)	—	43,728,217	(4,703,277)
Payment by affiliate	—	269,314	—
	34,016	2,840,681	(9,687,775)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(b)	731,905	321,274,471	14,667,825
Investments—affiliated	1	(893)	259
Foreign currency translations	1,070	365,321	37,510
Futures contracts	2,114	948,318	5,503
	735,090	322,587,217	14,711,097
Net realized and unrealized gain	769,106	325,427,898	5,023,322
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,057,844	$447,140,219	$8,440,739
(a) See Note 2 of the Notes to Financial Statements.
(b) Net of increase in deferred foreign capital gain tax of	$—	$(54,123)	$—
See notes to financial statements.
Statements of Operations

Statements of Changes in Net Assets

	iShares Environmentally Aware Real Estate ETF		iShares Global REIT ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Year Ended 04/30/25	Year Ended 04/30/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$288,738	$293,782	$121,712,321	$119,665,768
Net realized gain (loss)	34,016	(21,333)	2,840,681	(32,921,524)
Net change in unrealized appreciation (depreciation)	735,090	(356,216)	322,587,217	(135,079,512)
Net increase (decrease) in net assets resulting from operations	1,057,844	(83,767)	447,140,219	(48,335,268)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(386,119)	(343,922)	(132,153,302)	(108,606,050)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	129,629,814	539,741,698
NET ASSETS
Total increase (decrease) in net assets	671,725	(427,689)	444,616,731	382,800,380
Beginning of period	8,641,365	9,069,054	3,380,703,279	2,997,902,899
End of period	$9,313,090	$8,641,365	$3,825,320,010	$3,380,703,279

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/25	Year Ended 04/30/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,417,417	$5,024,207
Net realized loss	(9,687,775)	(16,507,368)
Net change in unrealized appreciation (depreciation)	14,711,097	7,310,411
Net increase (decrease) in net assets resulting from operations	8,440,739	(4,172,750)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,412,822)	(3,126,272)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(16,458,291)	(33,075,689)
NET ASSETS
Total decrease in net assets	(12,430,374)	(40,374,711)
Beginning of year	108,134,705	148,509,416
End of year	$95,704,331	$108,134,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares Environmentally Aware Real Estate ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Period From 11/15/22(a) to 04/30/23
Net asset value, beginning of period	$24.00	$25.19	$24.94
Net investment income(b)	0.80	0.82	0.44
Net realized and unrealized gain (loss)(c)	2.14	(1.05)	(0.03)
Net increase (decrease) from investment operations	2.94	(0.23)	0.41
Distributions(d)
From net investment income	(0.93)	(0.96)	(0.16)
From net realized gain	(0.14)	—	—
Total distributions	(1.07)	(0.96)	(0.16)
Net asset value, end of period	$25.87	$24.00	$25.19
Total Return(e)
Based on net asset value	12.34%	(1.05)%	1.64%(f)
Ratios to Average Net Assets(g)
Total expenses	0.30%	0.30%	0.30%(h)
Net investment income	3.07%	3.34%	3.82%(h)
Supplemental Data
Net assets, end of period (000)	$9,313	$8,641	$9,069
Portfolio turnover rate(i)	28%	13%	4%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21
Net asset value, beginning of year	$22.13	$23.25	$27.77	$27.22	$20.42
Net investment income(a)	0.79	0.85	0.94	0.68	0.66
Net realized and unrealized gain (loss)(b)	2.11	(1.20)	(4.89)	0.74	6.75
Net increase (decrease) from investment operations	2.90	(0.35)	(3.95)	1.42	7.41
Distributions from net investment income(c)	(0.86)	(0.77)	(0.57)	(0.87)	(0.61)
Net asset value, end of year	$24.17	$22.13	$23.25	$27.77	$27.22
Total Return(d)
Based on net asset value	13.04%(e)	(1.50)%	(14.12)%	5.14%	36.95%
Ratios to Average Net Assets(f)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	3.23%	3.73%	3.95%	2.36%	2.91%
Supplemental Data
Net assets, end of year (000)	$3,825,320	$3,380,703	$2,997,903	$3,461,578	$3,083,221
Portfolio turnover rate(g)	7%	6%	7%	13%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/25	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21
Net asset value, beginning of year	$20.40	$21.52	$25.36	$28.82	$22.75
Net investment income(a)	0.73	0.83 (b)	0.83	0.79 (b)	0.78
Net realized and unrealized gain (loss)(c)	1.06	(1.44)	(4.25)	(3.35)	5.86
Net increase (decrease) from investment operations	1.79	(0.61)	(3.42)	(2.56)	6.64
Distributions from net investment income(d)	(0.92)	(0.51)	(0.42)	(0.90)	(0.57)
Net asset value, end of year	$21.27	$20.40	$21.52	$25.36	$28.82
Total Return(e)
Based on net asset value	9.02%	(2.77)%(b)	(13.44)%	(9.24)%(b)	29.62%
Ratios to Average Net Assets(f)
Total expenses	0.48%	0.54%	0.48%	0.50%	0.48%
Total expenses excluding professional fees for foreign withholding tax claims	0.48%	0.48%	N/A	0.48%	0.48%
Net investment income	3.52%	4.11%(b)	3.82%	2.75%(b)	3.08%
Supplemental Data
Net assets, end of year (000)	$95,704	$108,135	$148,509	$212,985	$256,514
Portfolio turnover rate(g)	10%	13%	9%	16%	9%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended  April 30, 2024 and
April 30, 2022 respectively:
• Net investment income per share by $0.07 and $0.04.
• Total return by 0.37% and 0.17%.
• Ratio of net investment income to average net assets by 0.33% and 0.15%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Environmentally Aware Real Estate	Non-Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign Taxes Withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting:  The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Funds have a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Environmentally Aware Real Estate
BofA Securities, Inc.	$9,169	$(9,169)	$—	$—
Global REIT
BofA Securities, Inc.	$5,036,208	$(5,036,208)	$—	$—
Goldman Sachs & Co. LLC	292,257	(292,257)	—	—
HSBC Bank PLC	688,677	(688,677)	—	—
J.P. Morgan Securities LLC	2,350,524	(2,350,524)	—	—
Macquarie Bank Ltd.	550,305	(550,305)	—	—
Morgan Stanley	1,486,724	(1,486,724)	—	—
National Financial Services LLC	2,131,766	(2,131,766)	—	—
UBS AG	422,272	(422,272)	—	—
	$12,958,733	$(12,958,733)	$—	$—
International Developed Real Estate
BNP Paribas SA	$67,882	$(67,882)	$—	$—
BofA Securities, Inc.	771,561	(771,561)	—	—
J.P. Morgan Securities LLC	98,749	(98,749)	—	—
Morgan Stanley	193,579	(193,579)	—	—
Nomura Securities International, Inc	120,027	(120,027)	—	—
	$1,251,798	$(1,251,798)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

Notes to Financial Statements

Notes to Financial Statements  (continued)
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Environmentally Aware Real Estate	0.30%
Global REIT	0.14
International Developed Real Estate	0.48
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Pursuant to the current securities lending agreement, the iShares Global REIT ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of the iShares Environmentally Aware Real Estate ETF and iShares International Developed Real Estate ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Prior to January 1, 2025,  commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: the Group 1 Fund, pursuant to the securities lending agreement, retained  for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Environmentally Aware Real Estate	$110
Global REIT	46,657
International Developed Real Estate	5,261
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global REIT	$22,493,941	$30,633,376	$(4,391,548)
International Developed Real Estate	111,963	294,038	(57,028)
For the year ended April 30, 2025, iShares Global REIT ETF received a reimbursement of $269,314 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Environmentally Aware Real Estate	$2,624,171	$2,645,746
Global REIT	328,780,216	255,441,341
International Developed Real Estate	9,260,154	10,564,278
For the year ended April 30, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Global REIT	$230,247,488	$152,718,498
International Developed Real Estate	2,011,924	17,888,778
Notes to Financial Statements

Notes to Financial Statements  (continued)
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global REIT	$42,571,376	$ (42,571,376)
International Developed Real Estate	(5,158,388)	5,158,388
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/25	Year Ended 04/30/24
Environmentally Aware Real Estate
Ordinary income	$374,312	$343,922
Long-term capital gains	11,807	—
	$386,119	$343,922
Global REIT
Ordinary income	$132,153,302	$108,606,050
International Developed Real Estate
Ordinary income	$4,412,822	$3,126,272
As of April 30, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Capital Losses(c)	Total
Environmentally Aware Real Estate	$64,110	$—	$299,704	$(29,038)	$334,776
Global REIT	18,355,100	(223,426,647)	(142,253,114)	—	(347,324,661)
International Developed Real Estate	458,961	(105,229,582)	(35,562,749)	—	(140,333,370)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and undistributed capital gains from underlying REIT investments.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended April 30, 2025, the iShares Environmentally Aware Real Estate ETF utilized $20,386 of its capital loss carryforwards.
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Environmentally Aware Real Estate	$8,986,017	$943,045	$(643,429)	$299,616
Global REIT	3,970,135,984	329,292,157	(471,412,276)	(142,120,119)
International Developed Real Estate	131,932,342	2,194,308	(37,776,903)	(35,582,595)

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The iShares Environmentally Aware Real Estate ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended April 30, 2025, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Notes to Financial Statements

Notes to Financial Statements  (continued)
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 04/30/25		Year Ended 04/30/24
iShares ETF	Shares	Amount	Shares	Amount
Global REIT
Shares sold	11,850,000	$290,547,071	25,250,000	$572,252,440
Shares redeemed	(6,350,000)	(160,917,257)	(1,450,000)	(32,510,742)
	5,500,000	$129,629,814	23,800,000	$539,741,698

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
	Year Ended 04/30/25		Year Ended 04/30/24
iShares ETF	Shares	Amount	Shares	Amount
International Developed Real Estate
Shares sold	100,000	$2,274,914	—	$438
Shares redeemed	(900,000)	(18,733,205)	(1,600,000)	(33,076,127)
	(800,000)	$(16,458,291)	(1,600,000)	$(33,075,689)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares International Developed Real Estate ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders,representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of each of the three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of April 30, 2025, the related statements of operations for the year ended April 30, 2025, the statements of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
iShares Environmentally Aware Real Estate ETF
iShares Global REIT ETF
iShares International Developed Real Estate ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.

2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2025:
iShares ETF	Qualified Dividend Income
Environmentally Aware Real Estate	$81,948
Global REIT	26,520,410
International Developed Real Estate	2,236,435
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2025:
iShares ETF	Qualified Business Income
Environmentally Aware Real Estate	$164,328
Global REIT	77,246,514
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2025:
iShares ETF	20% Rate Long-Term Capital Gain Dividends
Environmentally Aware Real Estate	$11,807
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Developed Real Estate	$4,228,149	$366,280
The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2025:
iShares ETF	Qualified Short-Term Capital Gains
Environmentally Aware Real Estate	$39,265
Important Tax Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: June 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: June 24, 2025

By:	/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust

Date: June 24, 2025

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